AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 2010

FILE NO. 333-160918
FILE NO. 811-22321

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933  [X]

Post-Effective Amendment No.  6

AND

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No.  8

MAINSTAY FUNDS TRUST
(exact name of registrant as specified in charter)

51 MADISON AVENUE, NEW YORK, NEW YORK 10010
(address of principal executive office)

REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

Marguerite E. H. Morrison, Esq. MainStay Funds Trust 51 Madison Avenue New York, New York 10010	Copy to:	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on February 26, 2010 pursuant to paragraph (b)(1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on ________, pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on ________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐	This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for MainStay Epoch Funds	February 26, 2010
MainStay® Funds
	Investor Class	Class A	Class C	Class I
EQUITY FUND
MainStay Epoch U.S. Equity Fund	EPLIX	EPLPX	EPLKX	EPLCX
INTERNATIONAL FUNDS
MainStay Epoch Global Choice Fund	EPAIX	EPAPX	EPAKX	EPACX
MainStay Epoch Global Equity Yield Fund	EPSIX	EPSPX	EPSKX	EPSYX
MainStay Epoch International Small Cap Fund	EPIIX	EPIPX	EPIKX	EPIEX
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
Equity Fund
4	MainStay Epoch U.S. Equity Fund
International Funds
9	MainStay Epoch Global Choice Fund
14	MainStay Epoch Global Equity Yield Fund
19	MainStay Epoch International Small Cap Fund
24	More About Investment Strategies and Risks
31	Shareholder Guide
59	Know With Whom You Are Investing
62	Financial Highlights

MainStay Epoch U.S. Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 38 of the Prospectus and in the "Alternative Sales Arrangements" section on page 67 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.53%	0.36%	0.53%	0.36%
Total Annual Fund Operating Expenses[2]	1.58%	1.41%	2.33%	1.16%
Fee Recoupments / Waivers / Reimbursements[2]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Recoupments / Waivers / Reimbursements [2]	1.51%	1.34%	2.26%	1.09%
1	This information has been adjusted to reflect current contractual expenses and fees.
2

Effective November 13, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares so that the total ordinary operating expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.34% and Class I, 1.09%. New York Life Investments will apply an equivalent waiver or reimbursement in an amount equal to the amount of basis points waived for Class A shares to Investor Class and Class C shares. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Board of Trustees in connection with its review of the Fund's investment advisory agreement. Based on its review, the Board may agree to maintain, modify or terminate the agreement. New York Life Investments may recoup the amount of any expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 year	$695	$679	$229	$329	$111
3 years	$1,015	$965	$721	$721	$362
5 years	$1,357	$1,272	$1,239	$1,239	$632
10 years	$2,319	$2,142	$2,661	$2,661	$1,403

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio that includes equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies with market capitalizations of $2 billion and above at the time of purchase. Generally, U.S. companies are companies organized in the U.S. and that trade primarily in U.S. securities markets. Equity securities consist of common stock, depositary receipts, real estate investment trusts ("REITs") and master limited partnerships ("MLPs"). MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more managing general partners. The Fund may also invest up to 15% of its net assets in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. Under normal market conditions, the Fund may also invest up to 20% of its net assets in high quality money market instruments and repurchase agreements.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, desires to produce superior risk adjusted returns by building a portfolio of businesses with outstanding risk/reward profiles without a high degree of capital risk. The Subadvisor analyzes the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of cash earnings, and the likelihood of the company's management using free cash flow to enhance shareholder value among other factors. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. Emphasis is placed on those companies which the Subadvisor believes are most likely to prosper under various economic conditions and includes an analysis of the enterprise value of the company versus current market price for the various components of the company's business. The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives, but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in the share price.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from the risks of investing in securities of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.

American Depositary Receipts ("ADRs") Risk: Investments in depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Master Limited Partnership Risk: MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

High Quality Money Market Instrument Risk: High quality money market instruments generally are highly-rated short-term debt obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The principal risk of such instruments is credit risk, i.e., the value of the instrument moves inversely to interest rate changes. Generally, yields on such instruments tend to lag behind prevailing rates. To the extent the Fund holds cash or invests in money market or short-term securities, there is no assurance that the Fund will achieve its investment objective.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for a one-year period and since inception compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000 ® Index as its primary benchmark index. The Russell 1000 ® Index measures the performance of the 1,000 largest companies in the Russell 3000 ® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 ® Index. The Fund has selected the Russell 3000 ® Index as its secondary benchmark index. The Russell 3000 ® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Performance figures for Class I and Class A shares reflect the historical performance of the Institutional Class and Class P shares, respectively, of the Epoch U.S. Large Cap Fund (the predecessor to the Fund, which was subject to a different fee structure and for which Epoch Investment Partners, Inc. served as investment adviser). Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 3, 2008. Since Class A shares (formerly Class P shares), first offered on February 3, 2009, do not have a full calendar year of performance, no performance information is available. Performance figures for Class C and Investor Class shares, first offered on November 16, 2009, include historical performance of Class I shares through November 13, 2009, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar year 2009)

Best Quarter
2Q/09	15.85%
Worst Quarter
1Q/09	-7.56%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	Since Inception
Return Before Taxes
Investor Class	19.14%	26.99%
Class C	24.31%	33.02%
Class I	26.53%	34.32%
Return After Taxes on Distributions
Class I	23.68%	31.47%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	17.67%	27.74%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)	28.43%	31.64%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)	28.34%	32.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	David Pearl, Executive Vice President & Co-Chief Investment Officer	Since November 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since November 2009
	Michael Welhoelter, Managing Director	Since November 2009

How to Purchase and Sell Shares

You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates . A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 42 of the Prospectus.

MainStay Epoch Global Choice Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 38 of the Prospectus and in the "Alternative Sales Arrangements" section on page 67 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemptions (including exchanges) made within 60 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.90%	0.73%	0.90%	0.73%
Total Annual Fund Operating Expenses[2]	2.15%	1.98%	2.90%	1.73%
Fee Recoupments / Waivers / Reimbursements[2]	(0.44)%	(0.44)%	(0.44)%	(0.44)%
Total Annual Fund Operating Expenses After Recoupments / Waivers / Reimbursements [2]	1.71%	1.54%	2.46%	1.29%
1	This information has been adjusted to reflect current contractual expenses and fees.
2

Effective November 13, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares so that the total ordinary operating expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.54% and Class I, 1.29%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the amount of basis points waived for Class A shares, to Investor Class and Class C shares. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Board of Trustees in connection with its review of the Fund's investment advisory agreement. Based on its review, the Board may agree to maintain, modify or terminate the agreement. New York Life Investments may recoup the amount of any expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of each period
1 year	$714	$698	$249	$349	$131
3 years	$1,146	$1,097	$856	$856	$502
5 years	$1,603	$1,520	$1,489	$1,489	$897
10 years	$2,863	$2,696	$3,192	$3,192	$2,004

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a portfolio consisting of equity securities of companies across all market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of companies located throughout the world. U.S. equity securities include common stocks, depositary receipts, real estate investment trusts ("REITs") and master limited partnerships ("MLPs"). MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more managing general partners. Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless Epoch Investment Partners, Inc., the Fund's Subadvisor, deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities.

The Fund typically holds between 20 and 35 securities, which may be denominated in both U.S. and non-U.S. currencies. While the Fund intends to generally invest in the equity securities of companies located throughout the world, including the U.S., under normal market conditions it may also invest up to 20% of its net assets in high quality money market instruments and repurchase agreements.

Investment Process: The Fund's Subadvisor desires to produce superior risk adjusted returns by building a portfolio of businesses with outstanding risk/reward profiles without a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company including evaluating: the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of cash earnings, and the likelihood of the company's management using free cash flow to enhance shareholder value, among other factors. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. Emphasis is placed on those companies which the Subadvisor believes are most likely to prosper under various economic conditions and with a focus on companies that have an unrecognized potential.

The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives, but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in the share price.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Small Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities.

Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Master Limited Partnership Risk: MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

High Quality Money Market Instrument Risk: High quality money market instruments generally are highly-rated short-term debt obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The principal risk of such instruments is credit risk, i.e., the value of the instrument moves inversely to interest rate changes. Generally, yields on such instruments tend to lag behind prevailing rates. To the extent the Fund holds cash or invests in money market or short-term securities, there is no assurance that the Fund will achieve its investment objective.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for a one-year period and since inception compare to those of two broad-based securities market indices. The Fund has selected the MSCI World Index as its primary benchmark index in replacement of the Russell 3000® Index as a result of changing its principal investment strategies and process. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. The Fund has selected the Russell 3000® Index as its secondary benchmark index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure and had different principal investment strategies and investment process, and for which Epoch Investment Partners, Inc. served as investment adviser). Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 25, 2005. Class A shares (formerly Class P shares) were first offered on August 14, 2006. Performance figures for Class C and Investor Class shares, first offered November 16, 2009, include historical performance of Class I shares through November 13, 2009. Performance for newer share classes is adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(by calendar year 2006-2009)

Best Quarter
2Q/09	15.66%
Worst Quarter
4Q/08	-23.70%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	Since Inception
Return Before Taxes
Investor Class	18.29%	-2.19%
Class A	18.28%	-3.37%
Class C	23.34%	-1.24%
Class I	25.53%	-0.26%
Return After Taxes on Distributions
Class I	25.40%	-0.59%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	16.76%	-0.27%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	29.99%	1.83%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)	28.34%	0.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since November 2009
	Michael Welhoelter, Managing Director	Since November 2009

How to Purchase and Sell Shares

You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates . A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 42 of the Prospectus.

MainStay Epoch Global Equity Yield Fund

Investment Objective

The Fund seeks to provide a high level of income. Capital appreciation is a secondary investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 38 of the Prospectus and in the "Alternative Sales Arrangements" section on page 67 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemptions (including exchanges) made within 60 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.45%	0.28%	0.45%	0.28%
Total Annual Fund Operating Expenses[2]	1.40%	1.23%	2.15%	0.98%
1	This information has been adjusted to reflect current contractual expenses and fees.
2

Effective November 13, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares so that the total ordinary operating expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.24% and Class I, 0.99%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the amount of basis points waived for Class A shares, to Investor Class and Class C shares. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Board of Trustees in connection with its review of the Fund's investment advisory agreement. Based on it review, the Board may agree to maintain, modify or terminate the agreement. New York Life Investments may recoup the amount of any expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 year	$685	$668	$218	$318	$100
3 years	$969	$919	$673	$673	$312
5 years	$1,274	$1,188	$1,154	$1,154	$542
10 years	$2,137	$1,957	$2,483	$2,483	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying companies across all market capitalizations. The Fund may invest up to 20% of its net assets in securities issued by companies located in emerging markets when the Fund's Subadvisor, Epoch Investment Partners, Inc., believes they represent attractive investment opportunities. The Fund may invest up to 20% of its net assets in investment grade fixed income securities in U.S. and international markets. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies.

Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund's goal is to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the MSCI World Index.

Investment Process: In determining which portfolio securities to purchase, the Subadvisor utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Subadvisor's perception of their fundamental value. In determining the risk/reward profile of a company, the Subadvisor may evaluate the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of the company's cash earnings, and the likelihood of the company's management to use free cash flow to enhance shareholder value, among other factors. The Subadvisor evaluates whether a company has a focus on high shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives, but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities.

Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Fixed-Income Debt Securities Risk: Investments in fixed-income debt securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for a one-year period and since inception compare to those of two broad-based securities market indices. The Fund has selected the MSCI World Index as its primary benchmark index in replacement of the S&P Developed BMI Index because it believes the MSCI World Index is more reflective of the Fund's current investment style. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. The Fund has selected the S&P Developed BMI Index as its secondary benchmark index. The S&P Developed BMI Index is a subset of the S&P Global BMI Index, which measures global stock market performance covering approximately 11,000 companies in 46 countries. The S&P Developed BMI Index represents 25 developed markets within the broader Index.

Performance figures for Class I and Class A shares reflect the historical performance of the Institutional and Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser). Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 27, 2005. Class A shares (formerly Class P shares) were first offered on August 2, 2006. Performance figures for Class C and Investor Class shares, first offered on November 16, 2009, include historical performance of Class I shares through November 13, 2009, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(by calendar year 2006-2009)

Best Quarter
2Q/09	13.63%
Worst Quarter
4Q/08	-15.14%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	Since Inception
Return Before Taxes
Investor Class	15.78%	1.47%
Class A	15.74%	-0.98%
Class C	20.29%	1.98%
Class I	22.49%	3.00%
Return After Taxes on Distributions
Class I	21.93%	1.50%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	15.23%	1.90%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	29.99%	0.10%
S&P Developed BMI Index (reflects no deductions for fees, expenses, or taxes)	33.30%	0.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc	Eric Sappenfield, Managing Director & Sr. Analyst	Since November 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since November 2009
	Michael Welhoelter, Managing Director	Since November 2009

How to Purchase and Sell Shares

You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates . A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 42 of the Prospectus.

MainStay Epoch International Small Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 38 of the Prospectus and in the "Alternative Sales Arrangements" section on page 67 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemptions (including exchanges) made within 60 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.44%	0.27%	0.44%	0.27%
Total Annual Fund Operating Expenses[2]	1.79%	1.62%	2.54%	1.37%
1	This information has been adjusted to reflect current contractual expenses and fees.
2

Effective November 13, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares of the Fund so that the total ordinary operating expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.89% and Class I, 1.65%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the amount of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Board of Trustees in connection with its review of the Fund's investment advisory agreement. Based on its review, the Board may agree to maintain, modify or terminate the agreement. New York Life Investments may recoup the amount of any expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 year	$722	$706	$257	$357	$139
3 years	$1,082	$1,033	$791	$791	$434
5 years	$1,466	$1,383	$1,350	$1,350	$750
10 years	$2,539	$2,366	$2,875	$2,875	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting mostly of equity securities of companies located outside the U.S. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in the equity securities of "small capitalization" companies located outside of the U.S. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is below $5 billion or in the range of the companies included in the MSCI World Ex U.S. Small Cap Index (which ranged from approximately $57.8 million to $4.5 billion as of December 31, 2009). The Fund will normally invest in companies located in at least three countries outside of the U.S. A company is considered to be located in a particular country if it: (i) is organized under the laws of the country; (ii) has securities which are principally traded on a stock exchange in the country; (iii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; or (iv) maintains at least 50% of its assets in the country. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Western Europe and Asia. The Fund may invest more than 25% of its net assets in securities of companies located in each of the United Kingdom and Japan. The Fund may also invest in exchange traded funds ("ETFs").

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Subadvisor's perception of their fundamental value. The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives, but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in the share price.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities.

Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Convertible Securities Risk: Convertible securities tend to be subordinate to other debt or equity securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Exchange Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for a one-year period and since inception compare to those of two broad-based securities market indices. The Fund has selected the MSCI World Ex U.S. Small Cap Index as its primary benchmark index in replacement of the S&P EPAC Small Cap Index because it believes the MSCI World Ex U.S. Small Cap Index is more reflective of the Fund's current investment style. The MSCI World Ex U.S. Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund has selected the S&P EPAC Small Cap Index as its secondary benchmark index. The S&P EPAC Small Cap Index measures the performance of the smallest companies from the European and Pacific countries represented in the S&P Broad Market Index.

Performance figures for Class I and Class A shares reflect the historical performance of Institutional and Class P shares, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, inc. served as investment adviser). Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on January 25, 2005. Class A shares (formerly Class P shares) were first offered on August 2, 2006. Performance figures for Class C and Investor Class shares, first offered on November 16, 2009, include historical performance of Class I shares through November 13, 2009, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(by calendar year 2006-2009)

Best Quarter
2Q/09	28.06%
Worst Quarter
3Q/08	-26.68%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	Since Inception
Return Before Taxes
Investor Class	36.07%	5.80%
Class A	35.98%	-2.10%
Class C	43.10%	6.45%
Class I	45.52%	7.52%
Return After Taxes on Distributions
Class I	45.52%	6.25%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	29.59%	6.18%
MSCI World Ex U.S. Small Cap Index (reflects no deductions for fees, expenses, or taxes)	50.82%	3.97%
S&P EPAC Small Cap Index (reflects no deductions for fees, expenses, or taxes)	41.54%	5.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Emily Baker, Managing Director & Senior Analyst	Since November 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since November 2009
	Michael Welhoelter, Managing Director	Since November 2009

How to Purchase and Sell Shares

You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates . A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 42 of the Prospectus.

More About Investment Strategies and Risks
Information about each Fund's principal investment strategies, investment practices and principal risk factors appears in the relevant summary sections for each Fund at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Funds. Some Funds may use the investments/strategies discussed below more than other Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus). The following is provided in alphabetical order and not in order of importance.

American Depositary Receipts ("ADRs")

The Fund s may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Debt Securities

The Funds may invest in debt instruments for income or other reasons. Investors buy debt instruments primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Derivative Transactions

The Funds may enter into derivative transactions, or "derivatives," which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the Securities and Exchange Commission ("SEC"), the Funds must "cover" obligations with respect to certain kinds of derivatives instruments.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange (the "Exchange"), NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  ADRs; and

  real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

  Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund 's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange Traded Funds

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund.

For cash management purposes, each Fund can invest its net assets in ETFs that invest in similar securities and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended, (the "1940 Act")).

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt instruments are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Initial Public Offerings

The Funds may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investment Policies and Objectives

For each of the Funds, the discussion of Principal Investment Strategies states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. This is a non-fundamental policy of each Fund. The MainStay Funds Trust has adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in this non-fundamental policy. For additional information, please see the SAI. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund that, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.

When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Unless otherwise stated, each Fund "looks through" its holdings in EFTs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or process. See "Exchange Traded Funds" above.

Large Transaction Risks

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs. The Funds have adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Lending of Portfolio Securities

Although not considered to be a principal investment strategy at this time, all of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisor, or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

NAV Will Fluctuate

The value of Fund shares, also known as the NAV, generally fluctuates based on the value of the Fund's holdings.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Rights and Warrants

To the extent that a Fund invests in equity securities, the Funds may invest in rights and warrants. The holder of a stock purcase right or a warrant has the right to purchase a given number of shares of a particular isser at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tendem with the prices of the underlying securities, and are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in surch right or warrant.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Swap Agreements

The Funds may enter into interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements (a type of derivative) to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

Whether a Fund's use of swap agreements will be successful will depend on whether the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse.Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. For additional information on derivatives, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the Funds and to help you understand the costs associated with buying, holding and selling your Fund investments.

Please note that shares of the Funds are generally not available for purchase by foreign investors. NYLIFE Distributors LLC (the "Distributor") and/or the Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) to redeem shares and close the account of an investor who becomes a non-U.S. resident.

Before You Invest:
Deciding Which Class of Shares to Buy

This Prospectus offers Investor Class, and Class A, C and I shares of the Funds. Each share class of a Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses included under the heading "Annual Fund Operating Expenses," the costs may be allocated differently among the share classes. The term "total ordinary operating expenses" used in the footnotes to the tables entitled "Fees and Expenses of the Fund" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

In addition to the Total Annual Fund Operating Expenses that a Fund bears directly, a Fund's shareholders indirectly bear the expenses of the other funds in which the Fund invests ("Underlying Funds"). Where applicable, the tables entitled "Fees and Expenses of the Fund" reflect a Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's most recent fiscal year. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of a Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other Underlying Fund.

Most significant among the class-specific costs are:

  Distribution and/or Service (12b-1) Fee —named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' Distributor for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge —also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

  Contingent Deferred Sales Charge —also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class C	Class I
Initial sales charge	Yes	Yes	None	None
Contingent deferred sales charge	None [1]	None [1]	1.00% on sale of shares held for one year or less	None
Ongoing service and / or distribution fee (Rule 12b-1 fee)	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	None
Redemption fee[2]	2.00%	2.00%	2.00%	2.00%
Conversion feature	Yes [3]	Yes [3]	None	None
Purchase maximum[4]	None	None	$1,000,000	None
1	A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2	Please see " Information on Fees" in this section for details.
3

See the sections in this Prospectus discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

4

No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years, for most Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782). Certain holders of Investor Class shares are not subject to this automatic conversion feature. Please see the SAI.

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a Fund at or above $25,000 ($15,000 for investors that meet certain asset thresholds), you will continue to be eligible to hold Class A shares of the Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $25,000 ($15,000 for investors that meet certain asset thresholds), you may consider consolidating your accounts into an appropriate MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program. To discuss these options and to receive a prospectus for the MainStay Asset Allocation Funds, please consult with your financial advisor or call the Funds at 800-MAINSTAY (624-6782) for additional information.

  Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class A Share Considerations

  Generally, Class A shares have a minimum initial investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds/accounts or rely on Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature. Please see the SAI.

  Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class C Share Considerations

  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

  In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

  When you sell Class C shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing service and/or distribution fees over the life of their investment.

  The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing distribution or service fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or the Distributor or their affiliates;

      Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

      Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.

    Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

    Existing Class I Shareholder ; or

    Existing Board Member .

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Funds' Board Members and directors and employees of New York Life Insurance Company ("New York Life") and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in the Fund. Please contact your investment advisor/plan administrator or the Funds by calling toll free 800-MAINSTAY (624-6782) for more information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

  $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund.

  if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares of the Funds:

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) or by visiting mainstayinvestments.com for more information.

Additionally, please note that if you qualify for this reduced minimum, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; directors and employees of New York Life and its affiliates; holders of Class P shares of any of the Epoch Funds as of the closing date of the Reorganizations; and subsidiaries and employees of the Funds' Subadvisors are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) or by visiting mainstayinvestments.com for more information. Please also see the SAI.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class C Shares

The following minimums apply if you are investing in Class C shares of the Funds:

  $2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund.

  if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Funds:

  Individual Investors-$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

  Institutional Investors and the Funds' Board Members-no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts.

See the SAI for additional information.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

All Funds
Purchase	Sales charges [1] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less that $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more [2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2

No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class C

A CDSC may be imposed on redemptions of Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed:

  the current aggregate NAV of Class C shares of the Fund purchased more than one year prior to the redemption for Class C shares; plus the current aggregate NAV of Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus increases in the NAV of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the table above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund(which is offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class C shares of another MainStay Fund, and you wish to invest $15,000 in the Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information please see the SAI.

  Your Responsibility

To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI or on the internet at mainstayinvestments.com .

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a contingent deferred sales charge upon redemption.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAI.

Information on Fees

Rule 12b-1 Plans

Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 ("1940 Act") for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class and Class A 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class and Class A shares of the Fund, respectively. The Class C 12b-1 plan provides for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average annual net assets of Class C shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than some types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

  New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  403(b)(7) accounts;

  accounts serviced by unaffiliated broker/dealers or third party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

  certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Redemption Fee

Each Fund, except for MainStay Epoch U.S. Equity Fund, imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Fund and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:

  401(k) plans;

  Section 529 qualified tuition plans;

  accounts held in omnibus accounts on the books of certain financial intermediary firms;

  wrap program accounts;

  qualified default investment alternative accounts; or

  redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 800-MAINSTAY (624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation may vary depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to dealers at the time of sale.

  The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a Fund, which may vary based on the type of Fund being promoted or which financial intermediary firm is listed on the account.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, the Manager and any Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account with MainStay Investments

Investor Class, Class A or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class and Class A shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same Fund for which you are eligible. However, the following limitations apply:

  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class and Class A shares.

An investor, or an investor's financial intermediary, may contact the Fund to request a voluntary conversion between share classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account - Individual Shareholders
	How	Details
By wire:

You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to: State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

To buy shares the same day, MainStay Investments must recieve your wired money by 4:00 pm Eastern time.

The wire must include: name(s) of investor(s); your account number; and Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By phone:

Have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. Call before 4:00 pm Eastern time to buy shares at the current day's NAV.

  MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401

Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Make your checks payable to MainStay Funds:

  $2,500 minimum for Investor Class and Class C shares.

  $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any of the MainStay Funds).

  $5 million minimum for Class I shares.

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund Name and Class of shares.

Buying additional shares of the Funds - Individual Shareholders
	How	Details
By wire:

Wire the purchase amount to:
State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds (DDA #99029415)

  Attn: Custody and Shareholder Services.

To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.

The wire must include: name(s) of investor(s); your account number; and Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:

Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Call before 4:00 pm Eastern time to buy shares at the current day's NAV; or

Visit us at mainstayinvestments.com

Eligible investors can purchase shares by using electronic debits from a designated bank account. The maximum ACH purchase amount is $100,000.
By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds:

  $50 minimum (for Investor Class and Class C shares).

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

Selling Shares - Individual Shareholders
	How	Details
By contacting your financial advisor:		You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By phone:

To receive proceeds by check: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open.

Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, MainStay Investments will not send checks to addresses on record for 30 days or less.

  The maximum order MainStay Investments can process by phone is $100,000.

To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account.

Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

  MainStay Investments must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  The minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open.

Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

Visit us at mainstayinvestments.com

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.

  MainStay Investments must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from MainStay Investments for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and Class of shares; and

  dollar or share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required.

There is a $15 fee for Class A shares ($25 fee for Investor Class and Class C shares) for checks mailed to you via overnight service.

By internet:	Please visit mainstayinvestments.com

General Policies

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  Generally, MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

  If you have share certificates, you must return them with a written redemption request.

  Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

  When you sell Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.

  MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

    MainStay Investments does not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record;

    or the proceeds are to be payable to someone other than the account holder(s).

  In the interest of all shareholders, the Funds reserve the right to:

    change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A or Class C shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from or to a Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial advisor or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time, any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are recorded; and

  written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com , by contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing - Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments; and/or

    purchase shares whenever you choose.

  Dividend or capital gains reinvestment
  Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same Fund or the same class of any other MainStay Fund. Funds established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic exchange
  Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Fund/accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 International Fund

  MainStay Balanced Fund

  MainStay Cash Reserves Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Diversified Income Fund

  MainStay Epoch U.S. All Cap Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay High Yield Opportunities Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Builder Fund

  MainStay Indexed Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay Short Term Bond Fund

  MainStay S&P 500 Index Fund

  MainStay Tax Free Bond Fund

  MainStay U.S. Small Cap Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class C shares of a Fund into Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of a Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A or Class C shares, as applicable, of another MainStay Fund.

When you exchange your shares, you may incur a redemption fee. Please see "Shareholder Guide—Redemption Fee" for more information.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV, and as a result the market value of the Fund's investments may change on days when you cannot purchase or redeem Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchange but prior to the close of the Exchange. Accordingly, the Funds' Boards have adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees—Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Funds' Share Prices ("NAV") and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its NAV) at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Funds do not calculate their NAVs on days on which the Exchange is closed. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, fair valuation procedures of certain Funds include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at mainstayinvestments.com . You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of each Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund and MainStay Epoch International Small Cap Fund intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. The MainStay Epoch Global Equity Yield Fund intends to declare and pay any dividends of net investment income and distributions of net realized capital gains, if any, quarterly. Dividends are normally paid on the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same Fund; or

    another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same Fund.

  Take the capital gains in cash and reinvest the dividends in the same Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. The current long-term capital gains maximum tax rate of 15% is scheduled to increase to 20% after 2010. Earnings of a Fund will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

Since many of the stocks in which the Funds (other than the MainStay Epoch Global Equity Yield Fund) invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You Are Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Trustees of MainStay Funds Trust (the "Board"), oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for the Funds to the Subadvisor and is responsible for supervising the Subadvisor in the execution of its responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

Because the Funds had not yet commenced operations as of October 31, 2009, the Funds made no payments to New York Life Investments for the fiscal year ended October 31, 2009.

Information regarding the Board's approval of the Management Agreement and Subadvisory Agreement for each Fund will be found in the Fund's Annual Report for the fiscal year ended December 31, 2009.

The Manager is not responsible for records maintained by the Funds' Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Who Manages Your Money?

New York Life Investments serves as Manager of the assets of the Funds. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2009, New York Life Investments and its affiliates managed approximately $256.2 billion in assets.

Section 15(c) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information on the Order. The initial sole shareholder of each Fund has approved the manager-of-managers arrangement.

The fees paid to the Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Funds. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the SAI for a description of fees.)

Epoch Investment Partners, Inc. ("Epoch"), 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as the Subadvisor to the Funds. Epoch was founded in April 2004 as a Delaware corporation. As of December 31, 2009, the firm managed approximately $11.4 billion in assets.

Portfolio Managers:

The Subadvisor uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

MainStay Epoch U.S. Equity Fund	David Pearl, William Priest and Michael Welhoelter
MainStay Epoch Global Choice Fund	William Priest and Michael Welhoelter
MainStay Epoch Global Equity Yield Fund	Eric Sappenfield, William Priest and Michael Welhoelter
MainStay Epoch International Small Cap Fund	Emily Baker, William Priest and Michael Welhoelter

Portfolio Manager Biographies:

The following section provides biographical information about each of the Fund's portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the SAI.

Emily Baker	Ms. Baker has managed the MainStay Epoch International Small Cap Fund since inception. Ms. Baker joined Epoch in 2007, where she is a key member of both the Non-U.S. and Global investment teams. Prior to joining Epoch, Ms. Baker was a partner with Level Global from 2006 to 2007, a $2 billion hedge fund. Prior to that, she was with Artisan Partners from 2003 to 2006 where she was a key member of the $2.5 billion International Small Cap portfolio team as well as the larger EAFE portfolio team. She holds a BA in Economics and MBA in Finance from Vanderbilt University.
David Pearl	Mr. Pearl has managed the MainStay Epoch U.S. Equity Fund since inception. Mr. Pearl joined Epoch in 2004. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.
William Priest, CFA	Mr. Priest has managed the Funds since inception. Before founding Epoch Investment Partners in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania's Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.
Eric Sappenfield	Mr. Sappenfield has managed the MainStay Epoch Global Equity Yield Fund since inception. Prior to joining Epoch in 2006, Mr. Sappenfield was a research analyst at Spear Leads & Kellogg from 2004 to 2006 where he was responsible for credit/risk assessment. Previously, he was a senior analyst at Steinberg Priest & Sloane from 2002 to 2006 focusing on high yield bonds and equities of leveraged companies. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.
Michael Welhoelter, CFA	Mr. Welhoelter has managed the Funds since inception. Mr. Welhoelter joined Epoch in 2005. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is CFA charterholder.
Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding sales charges).

The financial highlights for MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund reflect the historical financial highlights of the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, respectively, each a separate series of The World Funds, Inc. (the "Epoch Funds"). Upon the completion of the reorganizations of the Epoch Funds with and into the Funds, which occured on November 13, 2009, the Class A and Class I shares of the Funds assumed the performance, financial and other historical information of the Class P shares and Institutional Class shares of the Epoch Funds, respectively.

The information for the fiscal year ended December 31, 2009 has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. The information for the fiscal years ended on or before December 31, 2008 was audited by the Funds' previous independent registered public accounting firm (when the Funds were the Epoch Funds).

Effective January 4, 2010, the Funds changed their fiscal year end to October 31.

MainStay Epoch U.S. Equity Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	November 13, 2009* through December 31,
Investor Class	2009
Net asset value at beginning of period	$12.38
Net investment income	0.02	(a)
Net realized and unrealized gain on investments	0.30
Total from investment operations	0.32
Less dividends:
From net investment income	(0.03)
Net asset value at end of period	$12.67
Total investment return (b)	2.60	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income	1.11	%†
Net expenses	1.19	%†
Expenses (before waiver/reimbursement)	1.19	%†
Portfolio turnover rate	54%
Net assets at end of period (in 000's)	$28
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	February 3, 2009* through December 31,
Class A	2009
Net asset value at beginning of period	$10.24
Net investment income	0.08	(a)
Net realized and unrealized gain on investments	3.33
Total from investment operations	3.41
Less dividends and distributions:
From net investment income	(0.10)
From net realized gain on investments	(0.88)
Total dividends and distributions	(0.98)
Net asset value at end of period	$12.67
Total investment return (b)	33.59	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.76	%†
Net expenses	1.35	%†
Expenses (before waiver/reimbursement)	1.44	%†
Portfolio turnover rate	54%
Net assets at end of period (in 000's)	$127
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	November 13, 2009* through December 31,
Class C	2009
Net asset value at beginning of period	$12.38
Net investment income (loss)	0.01	(a)
Net realized and unrealized gain (loss) on investments	0.30
Total from investment operations	0.31
Less dividends:
From net investment income	(0.02)
Net asset value at end of period	$12.67
Total investment return (b)	2.51	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.37	%†
Net expenses	1.94	%†
Expenses (before waiver/reimbursement)	1.94	%†
Portfolio turnover rate	54%
Net assets at end of period (in 000's)	$26
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	Year ended December 31,	December 3, 2008* through December 31,
Class I	2009	2008
Net asset value at beginning of period	$10.85	$10.00
Net investment income	0.11 (a)	0.01
Net realized and unrealized gain on investments	2.74	0.85
Total from investment operations	2.85	0.86
Less dividends and distributions:
From net investment income	(0.12)	(0.01)
From net realized gain on investments	(0.88)	—
Total dividends and distributions	(1.00)	(0.01)
Net asset value at end of period	$12.70	$10.85
Total investment return (b)	26.53%	8.59	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.98%	1.28	%†
Net expenses	1.09%	1.09	%†
Expenses (before waiver/reimbursement)	1.19%	1.16	%†
Portfolio turnover rate	54%	1%
Net assets at end of period (in 000's)	$155,231	$98,778
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.

MainStay Epoch Global Choice Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	November 13, 2009* through December 31,
Investor Class	2009
Net asset value at beginning of period	$13.36
Net investment income	0.00	(a)#
Net realized and unrealized gain on investments	0.18
Net realized and unrealized loss on foreign currency transcations	(0.00	)#
Total from investment operations	0.18
Less dividends:
From net investment income	(0.05)
Net asset value at end of period	$13.49
Total investment return (b)	1.33	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.03	%†
Net expenses	1.53	%†
Expenses (before waiver)	1.72	%†
Portfolio turnover rate	74%
Net assets at end of period (in 000's)	$28
*	Commencement of operations
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	Year ended December 31,			August 14, 2006* through December 31,
Class A	2009	2008	2007	2006
Net asset value at beginning of period	$10.84	$17.43	$16.97	$15.31
Net investment income (loss)	0.04 (a)	0.02 (a)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	2.70	(6.58)	1.45	1.67
Net realized and unrealized loss on foreign currency transactions	(0.01)	—	—	—
Total from investment operations	2.73	(6.56)	1.46	1.66
Less dividends and distributions:
From net investment income	(0.08)	(0.03)	(0.01)	—
From net realized gain on investments	—	(0.00)#	(1.05)	—
Total dividends and distributions	(0.08)	(0.03)	(1.06)	—
Redemption fee	—	—	0.06	—
Net asset value at end of period	$13.49	$10.84	$17.43	$16.97
Total investment return (b)	25.17%	(37.63%)	8.90%	10.84	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	0.30%	0.21%	0.01%	(0.21	%)†
Net expenses	1.55%	1.54%	1.54%	1.54	%†
Expenses (before waiver)	1.78%	1.75%	1.95%	1.97	%†
Portfolio turnover rate	74%	47%	43%	64%
Net assets at end of period (in 000's)	$2,973	$339	$120	$142
*	Commencement of operations.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	Year ended December 31,				July 25, 2005 * through December 31,
Class I	2009	2008	2007	2006	2005
Net asset value at beginning of period	$11.06	$17.47	$16.99	$14.91	$15.00
Net investment income (loss)	0.07 (a)	0.05 (a)	0.04	0.01	(0.00	)#
Net realized and unrealized gain (loss) on investments	2.76	(6.41)	1.54	2.07	(0.09)
Net realized and unrealized loss on foreign currency transcations	(0.01)	—	—	—	—
Total from investment operations	2.82	(6.36)	1.58	2.08	(0.09)
Less dividends and distributions:
From net investment income	(0.09)	(0.05)	(0.05)	(0.00)#	—
From net realized gain on investments	—	(0.00)#	(1.05)	—	—
Total dividends and distributions	(0.09)	(0.05)	(1.10)	(0.00)#	—
Redemption fee	—	(0.00)#	—	—	—
Net asset value at end of period	$13.79	$11.06	$17.47	$16.99	$14.91
Total investment return (b)	25.53%	(36.37)%	9.27%	13.96%	0.60	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	0.62%	0.42%	0.26%	0.05%	(0.07	)%†
Net expenses	1.29%	1.29%	1.29%	1.29%	1.29	%†
Expenses (before waiver)	1.54%	1.50%	1.70%	1.72%	2.55	%†
Portfolio turnover rate	74%	47%	43%	64%	17%
Net assets at end of period (in 000's)	$38,976	$56,715	$34,911	$27,108	$14,088
*	Commencement of operations
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	November 13, 2009* through December 31,
Class C	2009
Net asset value at beginning of period	$13.36
Net investment loss	(0.01	)(a)
Net realized and unrealized gain on investments	0.17
Net realized and unrealized loss on foreign currency transactions	(0.00	)#
Total from investment operations	0.16
Less dividends:
From net investment income	(0.03)
Net asset value at end of period	$13.49
Total investment return (b)	1.23	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment loss	(0.78	%)†
Net expenses	2.28	%†
Expenses (before waiver)	2.47	%†
Portfolio turnover rate	74%
Net assets at end of period (in 000's)	$28
*	Commencement of operations.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.

MainStay Epoch Global Equity Yield Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	November 13, 2009* through December 31,
Investor Class	2009
Net asset value at beginning of period	$13.46
Net investment income	0.05
Net realized and unrealized gain on investments	0.29
Total from investment operations	0.34
Less dividends and distributions:
From net investment income	(0.08)
Return of capital	(0.00	)‡
Total dividends and distributions	(0.08)
Net asset value at end of period	$13.72
Total investment return (a)	2.54	%(b)
Ratios (to average net assets) / Supplemental Data:
Net investment income	2.67	%†
Net expenses	1.09	%†
Portfolio turnover rate	59%
Net assets at end of period (in 000's)	$26
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total return is not annualized.
	Year ended December 31,			August 2, 2006* through December 31,
Class A	2009	2008	2007	2006
Net asset value at beginning of period	$11.52	$17.72	$17.94	$16.00
Net investment income	0.44	0.59 (a)	0.69	0.19
Net realized and unrealized gain (loss) on investments	2.14	(6.18)	0.79	1.99
Net realized and unrealized loss on foreign currency transactions	(0.03)	—	—	—
Total from investment operations	2.55	(5.59)	1.48	2.18
Less dividends and distributions:
From net investment income	(0.35)	(0.48)	(0.72)	(0.21)
From net realized gain on investments	—	(0.08)	(0.99)	(0.03)
Return of capital	(0.00)#	(0.05)	—	—
Total dividends and distributions	(0.35)	(0.61)	(1.71)	(0.24)
Redemption fee	0.00 #	0.00 #	0.01	—
Net asset value at end of period	$13.72	$11.52	$17.72	$17.94
Total investment return (b)	22.47%	(32.19%)	8.34%	13.73	%(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income	3.66%	4.01%	3.97%	2.74	%†
Net expenses	1.21%	1.18%	1.16%	1.30	%†
Portfolio turnover rate	59%	72%	47%	32%
Net assets at end of period (in 000's)	$23,336	$16,480	$19,390	$1,593
*	Commencement of operations.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	November 13, 2009* through December 31,
Class C	2009
Net asset value at beginning of period	$13.46
Net investment income	0.03
Net realized and unrealized gain on investments	0.30
Total from investment operations	0.33
Less dividends and distributions:
From net investment income	(0.07)
Return of capital	(0.00	)‡
Total dividends and distributions	(0.07)
Net asset value at end of period	$13.72
Total investment return (a)	2.45	%(b)
Ratios (to average net assets) / Supplemental Data:
Net investment income	1.80	%†
Net expenses	1.84	%†
Portfolio turnover rate	59%
Net assets at end of period (in 000's)	$36
*	Commencement of operations.
†	Annualized.
‡	Less than one cent per share.
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total return is not annualized.
	Year ended December 31,				December 27, 2005* through December 31,
Class I	2009	2008	2007	2006	2005
Net asset value at beginning of period	$11.53	$17.75	$18.02	$14.92	$15.00
Net investment income (loss)	0.44	0.66 (a)	0.77	0.63	(0.00	)#
Net realized and unrealized gain (loss) on investments	2.13	(6.24)	0.72	3.13	(0.08)
Net realized and unrealized loss on foreign currency transactions	(0.03)	—	—	—	—
Total from investment operations	2.54	(5.58)	1.49	3.76	(0.08)
Less dividends and distributions:
From net investment income	(0.37)	(0.51)	(0.77)	(0.63)	—
From net realized gain on investments	—	(0.08)	(0.99)	(0.03)	—
Return of capital	(0.00)#	(0.05)	—	—	—
Total dividends and distributions	(0.37)	(0.64)	(1.76)	(0.66)	—
Redemption fee	0.00 #	0.00 #	0.00 #	—	—
Net asset value at end of period	$13.70	$11.53	$17.75	$18.02	$14.92
Total investment return (b)	22.49%	(32.10)%	8.28%	25.71%	(0.53	%)(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income (loss)	3.85%	4.40%	4.21%	3.88%	(1.10	%)†
Net expenses	0.96%	0.93%	0.91%	1.05%	1.10	%†
Expenses (before waiver/reimbursement)	0.96%	0.93%	0.91%	1.05%	3.59	%†
Portfolio turnover rate	59%	72%	47%	32%	0%
Net assets at end of period (in 000's)	$383,228	$297,513	$535,229	$272,016	$71,432
*	Commencement of operations.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.

MainStay Epoch International Small Cap Fund
(a series of MainStay Funds Trust)
(Selected per share data and ratios)

	November 13, 2009* through December 31,
Investor Class	2009
Net asset value at beginning of period	$16.11
Net investment income	0.00	‡(a)
Net realized and unrealized loss on investments	(0.30)
Total from investment operations	(0.30)
Net asset value at end of period	$15.81
Total investment return (b)	(1.86	%)(c)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.15	%†
Net expenses	1.59	%†
Portfolio turnover rate	105%
Net assets at end of period (in 000's)	$31
*	Commencement of operations
†	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	Year ended December 31,			August 2, 2006* through December 31,
Class A	2009	2008	2007	2006
Net asset value at beginning of period	$10.98	$23.39	$23.49	$21.20
Net investment income (loss)	0.06 (a)	0.03 (a)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	4.76	(11.51)	3.39	3.63
Total from investment operations	4.82	(11.48)	3.35	3.61
Less dividends and distributions:
From net investment income	—	—	(0.01)	(0.00	)#
From net realized gain on investments	—	(0.94)	(3.48)	(1.32)
Total dividends and distributions	—	(0.94)	(3.49)	(1.32)
Redemption fee	0.00 #	0.01	0.04	—
Net asset value at end of period	$15.80	$10.98	$23.39	$23.49
Total investment return (b)	43.90%	(49.01%)	14.54%	17.10	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.17%	(0.10%)	(0.41	%)†
Net expenses	1.83%	1.74%	1.70%	1.80	%†
Portfolio turnover rate	105%	107%	140%	75%
Net assets at end of period (in 000's)	$2,749	$1,098	$2,858	$268
*	Commencement of operations.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	November 13, 2009* through December 31,
Class C	2009
Net asset value at beginning of period	$16.11
Net investment loss	(0.01	)(a)
Net realized and unrealized loss on investments	(0.31)
Total from investment operations	(0.32)
Net asset value at end of period	$15.79
Total investment return (b)	(1.99	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.65	%)†
Net expenses	2.34	%†
Portfolio turnover rate	105%
Net assets at end of period (in 000's)	$25
*	Commencement of operations.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is not annualized.
	Year ended December 31,					January 25, 2005* through December 31,
Class I	2009		2008	2007	2006	2005
Net asset value at beginning of period	$11.16		$23.77	$23.91	$18.26	$15.00
Net investment income (loss)	0.09	(a)	0.06 (a)	0.04	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	4.99		(11.69)	3.31	7.00	3.24
Total from investment operations	5.08		(11.63)	3.35	6.99	3.26
Less dividends and distributions:
From net investment income	—		(0.04)	(0.01)	(0.02)	—
From net realized gain on investments	—		(0.94)	(3.48)	(1.32)	—
Total dividends and distributions	—		(0.98)	(3.49)	(1.34)	—
Redemption fee	—		0.00 #	—	—	—
Net asset value at end of period	$16.24		$11.16	$23.77	$23.91	$18.26
Total investment return (b)	45.52	%(c)	(48.89)%	14.12%	38.40%	21.73	%(d)
Ratios (to average net assets) / Supplemental Data:
Net investment income	0.67%		0.30%	0.15%	0.11%	0.13	%†
Net expenses	1.60%		1.49%	1.45%	1.55%	1.73	%†
Portfolio turnover rate	105%		107%	140%	75%	49%
Net assets at end of period (in 000's)	$167,568		$149,505	$451,242	$286,841	$115,681
*	Commencement of operations.
†	Annualized.
#	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is or will be available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782) , visit our website at mainstayinvestments.com , or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov . Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
 169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

SEC File Number: 811-22321 (MainStay Funds Trust)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

[EMPTY]
[EMPTY]

MAINSTAY FUNDS TRUST

Statement Of Additional Information

February 26, 2010
	Investor Class	Class A	Class C	Class I
EQUITY FUND
MainStay Epoch U.S. Equity Fund	EPLIX	EPLPX	EPLKX	EPLCX
INTERNATIONAL FUNDS
MainStay Epoch Global Choice Fund	EPAIX	EPAPX	EPAKX	EPACX
MainStay Epoch Global Equity Yield Fund	EPSIX	EPSPX	EPSKX	EPSYX
MainStay Epoch International Small Cap Fund	EPIIX	EPIPX	EPIKX	EPIEX

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectus dated February 26, 2010 (the "Prospectus") for the Investor Class, Class A, Class C and Class I shares of certain separate investment series (collectively, the "Funds") of the MainStay Funds Trust, a Delaware statutory trust. This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the MainStay Funds Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NSC" doing business as "MainStay Investments"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

As of the date of this SAI, the MainStay Funds Trust has been in existence for less than one year.

The financial highlights contained in the prospectus for MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund reflect the historical financial highlights of the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, series of The World Funds, Inc. (the "Epoch Funds"), respectively. Upon completion of the reorganizations of the Epoch Funds with and into the Funds, which took place on November 13, 2009, the Class A and Class I shares of the Funds assumed the performance, financial and other historical information of Class P shares and Institutional shares of the Epoch Funds, respectively. Any such historical information provided for a Fund in this SAI that relates to periods pr ior to November 13, 2009, therefore, is that of the corresponding Epoch Fund.

The financial statements of the Epoch Funds, including the financial highlights for the fiscal year ended December 31, 2009, as presented in the 2009 Annual Report to Shareholders and the report to shareholders thereon of KPMG LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

MAINSTAY FUNDS TRUST

The MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust and governed by a Declaration of Trust dated April 8, 2009. The Funds are successors to the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund (collectively, the "Epoch Funds") which were series of a different registered investment company for which Epoch served as investment adviser. On October 30, 2009, the shareholders of the Epoch Funds at a special meeting approved the following:

  Epoch U.S. Large Cap Equity Fund merging into MainStay Epoch U.S. Equity Fund;

  Epoch U.S. All Cap Equity Fund merging into MainStay Epoch Global Choice Fund;

  Epoch Global Equity Shareholder Yield Fund merging into MainStay Epoch Global Equity Yield Fund; and

  Epoch International Small Cap Fund merging into MainStay Epoch International Small Cap Fund.

Each of these transactions is referred to as a "Reorganization," and collectively, they are referred to as the "Reorganizations." The Reorganizations took place on November 13, 2009.

THE MANAGER AND SUBADVISOR

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into a subadvisory agreement with Epoch Investment Partners, Inc. ("Epoch" or the "Subadvisor") to manage the day-to-day portfolio management of the Funds.

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of MainStay Funds and is managed by New York Life Investments. The settlement relates to t he period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's Board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34 (b) of the Investment Company Act of 1940, as amended (the "1940 Act"), Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350, 709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund, i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental a nd may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectus apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value ("NAV").

Each Fund:

  shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entitie s (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry.

  may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to each Fund's fundamental investment restrictions, the Board Members have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Board Members based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board Members without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is a dhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

Under these non-fundamental restrictions, each of the Funds may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. MainStay Funds Trust has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, MainStay Funds Trust has adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MainStay Epoch U.S. Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of United States companies.
MainStay Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
MainStay Epoch International Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies, as defined in the prospectus of the Fund.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectus, the Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds, may engage in the following investment practices or techniques, subject to the specific l imits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or the Subadvisor may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

None of the Funds alone constitutes a complete investment program.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds' investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.

BORROWING

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt an d restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction wil l not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy red emptions or for other purposes.

BRADY BONDS

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

A Fund, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or, if not rated an NRSRO, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, certain Funds may invest up to 5% of their total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

Commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO, such as Moody's and S&P, are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by pa st developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS AND REGISTERED DEPOSITARY CERTIFICATES

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Registered Depositary Certificates ("RDCs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and RDCs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs, IDRs and RDCs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or RDC may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EFFECTIVE MATURITY

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

EQUITY SECURITIES

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EUROCURRENCY INSTRUMENTS

Each Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

EXCHANGE TRADED FUNDS

A Fund may invest in shares of exchange traded funds ("ETFs").ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to a particular market or market segment without investing in individual securities, particularly in the context of managing cash flows into the Fund. ( See also "Investment Companies.")

For cash management purposes, a Fund may invest its net assets in ETFs that invest in securities similar to those in which a the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining p rice and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FLOATING AND VARIABLE RATE SECURITIES

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingne ss of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN CURRENCY TRANSACTIONS (FORWARD CONTRACTS)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, t hey do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and the Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying securit y transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could o ffer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges) , a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Generally, a F und enters into such forward contracts if it expects that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Manager and Subadvisor believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered st able depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of f undamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial back ing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures c ontracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in certificates of deposit ("CDs") issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and that trade primarily in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their finan cial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Certain Funds may also invest in securities of issuers in emerging markets. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser.

Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. For a discussion on Currency Futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the Commodity Futures Trading Commission ("CFTC"). Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Fr ankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

The Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission, such that neither the Trust nor any of the Funds is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Stock Index Futures. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is desig ned to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that ma y have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if th e hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that ar e the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its expos ure to losses on options it has written.

HYBRID INSTRUMENTS AND OTHER CAPITAL SECURITIES

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment go als, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

ILLIQUID SECURITIES

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determi nes the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INITIAL PUBLIC OFFERINGS ("IPOs")

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's Manager or relevant Subadvisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

INVESTMENT COMPANIES

A Fund may invest in securities of other investment companies, including business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expens es the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. MainStay Funds Trust, on behalf of certain of the Funds, prior to the reorganization of the Epoch Funds into the Funds, shall enter into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. The Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. The Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from secu rities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

MASTER LIMITED PARTNERSHIPS ("MLPs")

Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partne rships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of t his general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trad ing activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securi ties in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. Government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in respo nse to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions ("S&Ls"), private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury anno unced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" pa yments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations. < /p>

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be su fficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrue d and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Becaus e of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisor expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow result ing from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will b e issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolio) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class wi ll receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a lo ss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM)
("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bon ds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issu er.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the federal government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments who se primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond ). Thus, th e state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs will cease on December 31, 2010, unless the relevant provisions of ARRA are extended by Congress. In the event that the BAB program is not extended, the BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program would be eligible for federal payment or tax credit. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

  Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

  Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

  Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

  Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

  Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceabl e. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municip al securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain munici pal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisor deems to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gai n or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a c all written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss res ulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must de liver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the doll ar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund cou ld sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction co sts.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and m ixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus , the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading rea l estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the pur chase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and has authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the 1933 Act ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Board Members have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Board Members have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Board Members.

The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid. These factors include:

1. The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

2. The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

3. Dealer undertaking to make a market in the 144A security; and

4. The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor may consider the following:

1. The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

2. The 4(2) commercial paper is rated:

  In one of the two highest rating categories by at least two NRSROs; or

  If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

  If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

3. There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be e arned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

SHORT SALES

A Fund may engage in short sales, including short sales "against the box." Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the peri od of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

SWAP AGREEMENTS

A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mo rtgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Additionally, certain Funds may enter into equity swap transactions, interest rate swap transactions or credit default swap transactions consistent with their investment objective and policies. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract th at generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amoun t, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, t he Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the d iscretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent t hat assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

BOARD MEMBERS AND OFFICERS

MANAGEMENT

The Board Members oversee the MainStay Funds Trust, the Manager, the Subadvisor and elect the officers of the Funds who are responsible for the day to day operations of the Funds. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim 9/24/60†	Indefinite; Trustee since April 2009 (and a predecessor corporation since 2008)	Member of the Board of Managers and President and Chief Executive Officer (since April 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers, MacKay Shields LLC (since April 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital LLC, McMorgan & Company LLC, Chairman and Chief Executive Officer, NYLIFE Distributors LLC and Chairman of the Board of Managers, NYLCAP Manager, LLC (since April 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	65	Eclipse Funds: Trustee since 2008 (2 funds);
Eclipse Funds Inc.: Director since 2008 (1 fund);
The MainStay Funds: Trustee since 2008 (14 funds);
MainStay VP Series Fund, Inc.: Director since 2008 (20 portfolios).
†

This Board Member is considered to be an "interested person" of MainStay Funds Trust within the meaning of the 1940 Act because of his affiliation with MainStay Funds Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Madison Square Investors LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., Epoch Investment Partners, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; Chairman and Trustee since April 2009	President, Strategic Management Advisors LLC (since 1990)	65	Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds);
Eclipse Funds Inc.: Chairman since 2005, and Director since 1990 (1 fund);
The MainStay Funds: Chairman and Trustee since 2007 (14 funds);
MainStay VP Series Fund, Inc.: Chairman and Director since 2007 (20 portfolios);
Trustee, Legg Mason Partners Funds, Inc., since 1991 (59 portfolios).
Alan R. Latshaw 3/27/51	Indefinite; Trustee and Audit Committee Financial Expert since April 2009	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	65	Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds);
Eclipse Funds Inc: Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds);
MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios);
Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios);
Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios);
Trustee, State Farm Variable Product Trust since 2005 (9 portfolios).
Peter Meenan 12/5/41	Indefinite; Trustee since April 2009	Independent Consultant; President and Chief Executive Officer, Babson – United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	65	Eclipse Funds: Trustee since 2002 (2 funds);
Eclipse Funds Inc.: Director since 2002 (1 fund);
The MainStay Funds: Trustee since 2007 (14 funds);
MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios).
Richard H. Nolan, Jr. 11/16/46	Indefinite; Trustee since April 2009	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	65	Eclipse Funds: Trustee since 2007 (2 funds);
Eclipse Funds Inc.: Director since 2007 (1 fund);
The MainStay Funds: Trustee since 2007 (14 funds);
MainStay VP Series Fund, Inc.: Director since 2006 (20 portfolios).
Richard S. Trutanic 2/13/52	Indefinite; Trustee since April 2009	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	65	Eclipse Funds: Trustee since 2007 (2 funds);
Eclipse Funds Inc.: Director since 2007 (1 fund);
The MainStay Funds: Trustee since 1994 (14 funds);
MainStay VP Series Fund, Inc.: Director since 2007 (20 portfolios).
Roman L. Weil 5/22/40	Indefinite; Trustee since April 2009	V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago; President, Roman L. Weil Associates, Inc. (consulting firm)	65	Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds);
Eclipse Funds Inc: Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds);
MainStay VP Series Fund, Inc.: Director since 1994 (20 portfolios).
John A. Weisser 10/22/41	Indefinite; Trustee since April 2009	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	65	Eclipse Funds: Trustee since 2007 (2 funds);
Eclipse Funds Inc.: Director since 2007 (1 fund);
The MainStay Funds: Trustee since 2007 (14 funds);
MainStay VP Series Fund, Inc.: Director since 1997 (20 portfolios);
Direxion Insurance Trust since 2007 (3 portfolios);
Trustee, Direxion Funds (34 portfolios);
Trustee, Direxion Shares ETF Trust, since 2008 (22 portfolios).

OFFICERS (WHO ARE NOT BOARD MEMBERS)†
NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since April 2009	Assistant Treasurer, New York Life Investment Management Holdings LLC (since July 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Series Fund, Inc., Eclipse Funds Inc., Eclipse Funds, The MainStay Funds and ICAP Funds, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)
Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer since April 2009	Managing Director, Compliance, New York Life Investments (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIM Service Company LLC (since 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Series Fund, Inc., Eclipse Funds Inc., Eclipse Funds, The MainStay Funds and ICAP Funds, Inc. (since January 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (2005 to 2008); Director and Senior Counsel, Deutsche Asset Management (1999 to 2005)
Stephen P. Fisher 2/22/59	President since April 2009	President and Chief Executive Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, MainStay VP Series Fund, Inc., Eclipse Funds Inc., Eclipse Funds, The MainStay Funds and ICAP Funds, Inc. (since 2007); Managing Director, UBS Global Asset Management (1999 to 2003)
Scott T. Harrington 2/8/59	Vice President — Administration since April 2009	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, MainStay VP Series Fund, Inc., Eclipse Funds Inc., Eclipse Funds, The MainStay Funds and ICAP Funds, Inc.(since 2005)
Marguerite E.H. Morrison 3/26/56	Chief Legal Officer since 2008 and Secretary since April 2009	Vice President, Associate General Counsel and Assistant Secretary, New York Life Insurance Company (since 2008); Managing Director, Associate General Counsel and Assistant Secretary, New York Life Investment Management LLC (since 2004); Managing Director and Secretary, NYLIFE Distributors LLC; Secretary, NYLIM Service Company LLC (since 2008); Assistant Secretary, New York Life Investment Management Holdings LLC (since 2008); Chief Legal Officer (since 2008) and Secretary, and MainStay VP Series Fund, Inc., Eclipse Funds Inc., Eclipse Funds, The MainStay Funds and ICAP Funds, Inc. (since 2004); Chief Legal Officer - Mutual Funds and Vice President and Corporate Counsel, The Prudential Insurance Company of America (2000 to 2004)
†

The officers listed above are considered to be "interested persons" of MainStay Funds Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Madison Square Investors LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., Epoch Investment Partners, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

BOARD MEMBERS

The Board oversees the Funds, the Manager and the Subadvisor. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. The Committee held 3 meetings during the fiscal year ended December 31, 2009.

Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee held 3 meetings during the fiscal year ended December 31, 2009.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 3 meetings during the fiscal year ended December 31, 2009.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan , Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Committee held 3 meetings during the fiscal year ended December 31, 2009.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Christopher C. Andersen, Jeffrey A. Engelsman, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Marguerite E. H. Morrison, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr. and Jae Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Committee held 1 meeting during the fiscal year ended December 31, 2009.

Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Christopher C. Andersen, Jack R. Benintende, William Cheng, Jeffrey A. Engelsman, Christopher Feind, Marguerite E. H. Morrison, Gary E. Wendlendt and Jae Yoon. The Valuation Subcommittee held 1 meeting during the fiscal year ended December 31, 2009.

As of December 31, 2009, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the MainStay Group of Funds was as follows:

INTERESTED BOARD MEMBER
INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY FUNDS TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim[1]	$0	$0
1

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Madison Square Investors LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., Epoch Investment Partners, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., MainStay Funds Trust, NYLIFE Securities LLC and/or NYLIFE Distributors LLC.

INDEPENDENT BOARD MEMBERS
INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY FUNDS TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	$10,001 - $50,000
Peter Meenan	None	Over $100,000
Richard H. Nolan, Jr.	None	Over $100,000
Richard S. Trutanic	None	None
Roman L. Weil	None	$50,001 - $100,000
John A. Weisser	None	Over $100,000

As of the date of this SAI, Trustees and officers of the MainStay Funds Trust as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds.

As of the date of this SAI, each Trustee who is not an "interested person" of the Fund, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of MainStay Funds Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Funds Trust.

COMPENSATION

The following Compensation Table reflects the compensation received by certain Board Members for the fiscal period ended December 31, 2009, from the MainStay Group of Funds. Effective January 1, 2010, the Independent Board Members receive from the MainStay Group of Funds ("Fund Complex"), either directly or indirectly, an annual retainer of $110,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Board Member attends a regular in-person meeting telephonically, and $7,500 per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically. Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $40,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $20,000. The Independent Board Members had a different compensation arrangement prior to January 1, 2010. Each Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

BOARD MEMBER	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX PAID TO BOARD MEMBERS
Susan B. Kerley	$63,515	NONE	$221,000
Alan R. Latshaw	59,210	NONE	206,000
Peter Meenan	58,451	NONE	203,500
Richard H. Nolan, Jr.	59,210	NONE	206,000
Richard S. Trutanic	54,905	NONE	191,000
Roman L. Weil	54,905	NONE	191,000
John A. Weisser	59,210	NONE	206,000

CODES OF ETHICS

MainStay Funds Trust, the Manager, the Distributor, and the Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Funds Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

Pursuant to the Funds' Management Agreement (the "Management Agreement"), New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life Investments is registered as an investment advisor with the SEC and has provided investment management services since 2000. As of December 31, 2009, New York Life Investments and its affiliates had approximately $256.2 billion in assets under management.

The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the MainStay Funds Trust, the Manager or the Subadvisor (the "Independent Board Members").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Board Members or officers of the MainStay Funds Trust to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus, the Manager bears the following expenses:

  the salaries and expenses of all personnel of the MainStay Funds Trust and the Manager, except the fees and expenses of Board Members not affiliated with the Manager or a Subadvisor;

  the fees to be paid to the Subadvisor pursuant to the Subadvisory Agreement or otherwise; and

  all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Funds Trust, as the case may be.

Effective November 13, 2009, the Manager has entered into written expense limitation agreements for each of the Funds, under which it has agreed to reimburse expenses of Class A and Class I shares of each Fund so that the total ordinary operating expenses for Class A and Class I shares of such Fund do not exceed following percentages of average daily net assets:

FUND	CLASS OF SHARES	EXPENSE LIMITATION
MainStay Epoch U.S. Equity Fund	A	1.34%
	I	1.09%
MainStay Epoch Global Choice Fund	A	1.54%
	I	1.29%
MainStay Epoch Global Equity Fund	A	1.24%
	I	0.99%
MainStay Epoch International Small Cap Fund	A	1.89%
	I	1.65%

The Manager will apply an equivalent waiver or reimbursement, in an amount equal to the amount of basis points waived for Class A shares, to Investor Class and Class C shares of such Fund. These expense caps will be in effect for a two-year period unless extended by the Manager and approved by the Funds' Board. The Manager may recoup the amount of any expense reimbursements from a Fund pursuant to this agreement if it does not cause the Fund to exceed existing expense limitations and the recoupment is made within the fiscal year in which the Manager incurred the expense.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Board Members, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The initial sole shareholder of the Funds has approved the manager of managers arrangement. The fees paid to the Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Conditions to exemptive relief include: (i) the MainStay Funds Trust would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the MainStay Funds Trust would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisor is in the best interests of the Fund; (iv) no Board Member or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the MainStay Funds Trust within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not "interested persons" will be at the discretion of the then existing Board Members that are not "interested persons."

For its services, each Fund pays the Manager a monthly fee, which is based on each Fund's average net assets. (See the Prospectus under the heading "Know With Whom You're Investing").

EXPENSES BORNE BY MAINSTAY FUNDS TRUST

Except for the expenses to be paid by the Manager as described in the Prospectus, the MainStay Funds Trust, on behalf of each Fund, is responsible under the Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of the Board Members who are not affiliated with the Manager or Subadvisor; (3) certain fees and expenses of MainStay Funds Trust's custodian and transfer agent; (4) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining an internal legal department (provided pursuant to a separate legal services agreement) and compliance department) and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to MainStay Funds Trust, on behalf of a Fund, in connectio n with its securities transactions; (6) the fees of any trade association of which a Fund or MainStay Funds Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of MainStay Funds Trust and of its shares with the SEC and registering MainStay Funds Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of MainStay Funds Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares; Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

In addition, each Fund of MainStay Funds Trust may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NSC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

SUBADVISORY AGREEMENT

Pursuant to the Subadvisory Agreement between the Manager and the Subadvisor, and subject to the supervision of the Board Members and the Manager in conformity with the stated policies of each of the Funds and MainStay Funds Trust, the Subadvisor manages such Fund's portfolios including the purchase, retention, disposition and, in most cases, loan of securities.

As compensation for services, the Manager, not the Funds, pays the Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the charts below.

FUND NAME	ANNUAL RATE
MAINSTAY TRUST
MainStay Epoch U.S. Equity Fund	0.40%
MainStay Epoch Global Choice Fund	0.50%
MainStay Epoch Global Equity Yield Fund	0.35%
MainStay Epoch International Small Cap Fund	0.55%

The Subadvisory Agreement provides that the Subadvisor shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon 60 days' or less written notice.

In consideration for Epoch's services described herein, New York Life Investments will also pay Epoch an additional quarterly service fee over the three-year period following the closing of the Reorganization of the Epoch Funds with the Funds that , among other factors, is based upon a percentage of the total assets that are acquired as a result of the proposed Epoch Fund Reorganizations. There may also be additional payments made to Epoch should New York Life Investments and its affiliates fail to achieve certain sales targets over the three year period following the Reorganizations of the Epoch Funds. In addition to establishing the subadvisory relationship between Epoch and New York Life Investments for the Funds and certain other Mainstay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things, (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds and the Epoch Funds, subject to Board approval and other conditions, (ii) Epoch agrees not to provide subadvisory services to certain competing funds, (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products, (iv) Epoch and an affiliate of New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products, and (v) Epoch agrees to maintain certain minimum additional capacity levels for new sales by New York Life Investments in the funds and other investment products subadvised by Epoch.

MANAGEMENT AND SUBADVISORY FEES

From January 1, 2009 to November 13, 2009, and for the fiscal periods ended December 31, 2008 and December 31, 2007 (as applicable), the Epoch Funds, the predecessor funds to the MainStay Epoch Funds, paid Epoch the following amounts of advisory fees pursuant to previous advisory agreements entered into between Epoch and the Epoch Funds.

	ADVISORY FEE PAID 1/1/09 to 11/13/09	ADVISORY FEE WAIVED 1/1/09 to 11/13/09	ADVISORY FEE PAID 12/31/08	ADVISORY FEE WAIVED 12/31/08	ADVISORY FEE PAID 12/31/07	ADVISORY FEE WAIVED 12/31/07
FUND
MainStay Epoch U.S. Equity Fund	$1,010,012	$149,836	$52,087	$4,617	$0	$0
MainStay Epoch Global Choice Fund	561,902	143,297	535,441	142,731	194,265	136,486
MainStay Epoch Global Equity Yield Fund	2,082,035	0	3,535,559	0	3,539,555	0
MainStay Epoch International Small Cap Fund	1,416,313	0	3,253,582	0	4,747,531	0

For the period from November 14, 2009 to December 31, 2009, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

	ADVISORY FEE PAID 11/14/09 to 12/31/09	ADVISORY FEE WAIVED 11/14/09 to 12/31/09	SUBADVISORY FEE PAID 11/14/09 to 12/31/09	SUBADVISORY FEE WAIVED 11/14/09 to 12/31/09
FUND
MainStay Epoch U.S. Equity Fund	$159,569	$0	$79,784	$0
MainStay Epoch Global Choice Fund	68,858	0	34,429	$0
MainStay Epoch Global Equity Yield Fund	382,979	0	191,490	$0
MainStay Epoch International Small Cap Fund	251,860	0	125,930	$0

DISTRIBUTION AGREEMENTS

NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement ("Distribution Agreement"). NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to sales representatives as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of a ccount maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Funds Trust. The Distributor receives sales loads and distribution plan payments. MainStay Funds Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from MainStay Funds Trust under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a Fund, which may vary based on the type of Fund being promoted or which financial intermediary firm is listed on the account. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealer s who sell Fund shares.

The Distribution Agreement remains in effect for two years following its respective initial effective dates, and continue in effect if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the MainStay Funds Trust. The Distribution Ag reement will terminate in the event of its assignment.

DISTRIBUTION PLANS

With respect to each of the Funds, the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A and Class C shares (the "Investor Class Plans," the "Class A Plans," and the "Class C Plans," or collectively, the "12b-1 Plans").

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Investor Class and Class A shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer.

The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1.00% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board Members or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a Fund, which may vary based on the type of Fund being promoted or which financial intermediary firm is listed on the account. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

Under the Investor Class Plan and Class A Plan, each of these classes of shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's respective class of shares for distribution or service activities, as designated by the Distributor.

Under the Class C Plan, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plan, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board Members in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (a s defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide MainStay Funds Trust for review by the Board Members, and the Board Members shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

Pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

For the fiscal year ended December 31, 2009, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Investor Class shares of the Funds:

CDSC - INVESTOR CLASS SHARES	YEAR ENDED 12/31/09
MainStay Epoch U.S. Equity Fund	$19
MainStay Epoch Global Choice Fund	0
MainStay Epoch Global Equity Yield Fund	0
MainStay Epoch International Small Cap Fund	35

For the fiscal years ended December 31, 2009, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

CDSC - CLASS A SHARES	YEAR ENDED 12/31/09
MainStay Epoch U.S. Equity Fund	$0
MainStay Epoch Global Choice Fund	615
MainStay Epoch Global Equity Yield Fund	411
MainStay Epoch International Small Cap Fund	629

For the fiscal years ended December 31, 2009, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class C shares of the Funds:

CDSC - CLASS C SHARES	YEAR ENDED 12/31/09
MainStay Epoch U.S. Equity Fund	$0
MainStay Epoch Global Choice Fund	0
MainStay Epoch Global Equity Yield Fund	0
MainStay Epoch International Small Cap Fund	0

For the fiscal year ended December 31, 2009, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Epoch U.S. Equity Fund	$0	$0	$16	$128	$0	$8	$152
MainStay Epoch Global Choice Fund	0	0	1	0	0	2	3
MainStay Epoch Global Equity Yield Fund	0	0	1	0	0	2	3
MainStay Epoch International Small Cap Fund	0	1	28	223	0	12	264
*	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended December 31, 2009, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Epoch U.S. Equity Fund	$4	$11	$475	$0	$0	$248	$738
MainStay Epoch Global Choice Fund	4	10	530	0	3,895	602	5,041
MainStay Epoch Global Equity Yield Fund	33	85	4,413	0	2,882	3,802	11,215
MainStay Epoch International Small Cap Fund	16	42	1,869	0	4,530	2,009	8,466
*	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended December 31, 2009, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Epoch U.S. Equity Fund	$0	$0	$0	$0	$0	$2	$2
MainStay Epoch Global Choice Fund	0	0	0	0	25	8	33
MainStay Epoch Global Equity Yield Fund	1	0	0	0	100	27	128
MainStay Epoch International Small Cap Fund	0	0	0	0	0	2	2
*	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

OTHER SERVICES

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499 has been selected as the independent registered public accounting firm for MainStay Funds Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

TRANSFER AGENT

NYLIM Service Company, LLC ("NSC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NSC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreement with the Funds, NSC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NSC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NSC. NSC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, N. Quincy, Massac husetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts.

BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Funds or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Funds. The service organizations will provide shareholder services to the shareholders within the omnibus accounts an d receive service fees for those services from the Funds.

The transfer agent has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.

Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.

CUSTODIAN

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1775 I Street, N.W., Washington, District of Columbia 20006.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's P roxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected RiskMetrics Group ("RMG"), an unaffiliated third-party proxy research and voting service to assist it in researching and voting proxies. With respect to each proxy received, RMG researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to ac cept or reject any RMG proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated committee of the Manager, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by RMG, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

GUIDELINES EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These Guidelines also apply to the Subadvisor.

  Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, the Manager will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

  Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

  Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by RMG. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

  Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

Subadvisor Proxy Voting Guidelines. The Manager has delegated proxy-voting authority to the Funds' Subadvisor, Epoch. Below is a summary of the Subadvisor's proxy voting policies and procedures. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained RMG. RMG is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted RMG's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of RMG, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files. Additionally, Epoch's CCO will periodically review the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of RMG - are being voted consistently with Epoch's fiduciary duties.

Epoch believes that the retention of the services of RMG and the adoption of the proxy voting procedures of RMG adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

Where clients have delegated authority to vote proxies to Epoch, it votes them in accordance with its standard voting guidelines unless it agrees with the client to apply modified guidelines. RMG researches each proxy issue and provides a recommendation to Epoch on how to vote based on such research and its application of the research to the applicable voting guidelines.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. Once filed, the Funds' Form N-PX will be available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at mainstayinvestments.com or by calling the Funds at 800-MAINSTAY (624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

In addition, the Manager or a Fund's Subadvisor may share the Fund's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thompson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to it s employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the MainStay Funds Trust may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Funds Trust against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Board Members or a majority of a Board committee consisting solely of Independent Board Members approves such disclosure.

The Funds, the Manager and the Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2009 is set forth below:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Emily Baker	MainStay Epoch International Small Cap Fund	0	0	1 Account $159,350,725	0	0	0
David N. Pearl	MainStay Epoch U.S. Equity Fund	4 RICs $947,931,632	24 Accounts $2,669,900,311	87 Accounts $3,334,838,909	0	1 Account $105,380,349	4 Accounts $411,967,013
William W. Priest	MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund	8 RICs $1,891,497,415	39 Accounts $3,693,244,591	142 Accounts $4,994,712,300	0	2 Accounts $204,457,259	12 Accounts $818,389,401
Eric Sappenfield	MainStay Epoch Global Equity Yield Fund	4 RICs $943,565,783	6 Accounts $631,570,560	1 Account $255,050,159	0	0	0
Michael Welhoelter	MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund	8 RICs $1,891,497,415	39 Accounts $3,693,244,591	142 Accounts $4,994,712,300	0	2 Accounts $204,457,259	12 Accounts $818,389,401

Portfolio Manager Compensation Structure. In an effort to retain key personnel, New York Life Investments and the Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

New York Life Investments

New York Life Investments' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall New York Life Investments results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

New York Life Investments offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on New York Life Investments's overall company performance. "New York Life Investments Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Epoch

Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its executive committee. The portfolio managers do not receive compensation that is based upon the Fund's, any other commingled account's, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. The portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. Ms. Baker and Messrs. Priest, Pearl, Sappenfield and Welhoelter are each shareholders of Epoch Holding Corporation, a public company that is the parent company of Epoch.

The following table states, as of December 31, 2009, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Funds (or the predecessor Epoch Funds) (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Emily Baker	MainStay Epoch International Small Cap Fund	$10,001 - $50,000
David N. Pearl	Epoch Global Equity Yield Fund	$50,001 - $100,000
William W. Priest	Epoch Global Equity Yield Fund	$100,001 - $500,000
Eric Sappenfield	None	$0
Michael Welhoelter	None	$0

Potential Portfolio Manager Conflicts

Certain portfolio managers of New York Life Investments who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a high yield component).

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

  The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

  A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

  An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwrit ten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker-dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions of the MainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the ad visability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the s ame investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and the Subadvisor each believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by MainStay Funds Trust, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisor will not be reduced as a consequenc e of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securitie s will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

NET ASSET VALUE

MainStay Funds Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of the first session of the New York Stock Exchange (usually 4:00 pm, Eastern time) for each class of shares of each Fund, by dividing the current market value of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of each of the Funds are valued:

  by appraising common and preferred stocks that are traded on the or other exchanges and the Financial Industry Regulatory Authority National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board):

  by appraising over-the-counter common and preferred stocks quoted on the Financial Industry Regulatory Authority NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

  by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

  by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

  by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

  by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

  securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

Floating rate loans are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically floating rate loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotat ions are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, MainStay Funds Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the respective MainStay Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the MainStay Funds Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Investments. Whenever certain transactions take place in a Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account.

SHAREHOLDER TRANSACTIONS

MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

  dividend and capital gain changes (including moving dividends between account registrations);

  address changes;

  certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

  exchange requests between identical registrations; and

  redemptions of $100,000 or less to the address of record only.

In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service ("USPS") via the National Change of Address Program ("NCOA"). On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS FROM MAINSTAY INVESTMENTS

GENERAL INFORMATION

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Investor Class, Class A and Class C of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Investor Class or Class A shares, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such cl ass. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Investor Class or Class A shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Investor Class, Class A and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.

BY MAIL

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Shares of any Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds, plus any applicable sales charge.

BY TELEPHONE

For all Funds, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 p.m., Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY	Fund Class
SHAREHOLDER NAME
SHAREHOLDER ACCOUNT NO.
DDA ACCOUNT NUMBER 99029415

An Application Must Be Received By MainStay Investments Within Three Business Days.

The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon Eastern time, and federal funds must be received by MainStay Investments before 4:00 pm Eastern time.

Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 800-MAINSTAY (624-6782) (between 8:00 am and 4:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by el ectronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

Investors may, subject to the approval of the Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Funds reserve the right to amend or terminate this practice at any time. An investor must call MainStay at 800-MAINSTAY (624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the sharehold er's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE ON INVESTOR CLASS SHARES AND CLASS A SHARES

The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in Investor Class and Class A shares will be determined according to the following table:

MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $50,000	5.50%	5.82%	4.75%	0.75%
$50,000 to $99,999	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 to $999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 or more*	None	None	See Below*	None
*

No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Investor Class and Class A Shares--Contingent Deferred Sales Charge, Investor Class and Class A."

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay Epoch Global Choice Fund (formerly known as the Epoch U.S. All Cap Equity Fund) aggregating less than $50,000 at a price based upon the NAV of Class A shares (formerly the Class P shares of the Epoch U.S. All Cap Equity Fund) of the MainStay Epoch Global Choice Fund on December 31, 2009. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at December 31, 2009	$13.49
Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share)	$0.79
Class A Per Share Offering Price to the Public	$14.28

PURCHASES AT NET ASSET VALUE

Purchases of Investor Class shares or Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A Shares."

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through cert ain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); employees (and immediate family members) of Epoch, Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC, Markston International LLC and Winslow Capital Management, Inc., respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class I shares of the Funds are sold at NAV to the Scholar'sEdge 529 Plan.

In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders (i) who owned Service Class shares of a series of the Eclipse Trust or Eclipse Funds Inc., as of December 31, 2003; (ii) owned Class P shares of the Epoch Funds as of the closing date of the Reorganization; or (iii) if purcha sed through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A and/or C shares.

Investor Class shares and Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class C shares. The Funds, the Distributor, or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Investor Class, Class A and/or C shares.

Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders (additional purchases of Class I shares may not be available through certain financial intermediary firms, investment platforms or certain types of investment accounts that do not offer Class I shares for initial or subsequent purchases; shareholders should confirm with their financial intermediary before investing); (ii) individuals investing directly with MainStay Investments at least $5 million in a Fund; (iii) institutional investors; and (iv) existing Board Members. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to: (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LL C or its affiliates; (ii) investors purchasing through certain non-broker-dealer, registered investment advisory firms; (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with New York Life Investments Retirement Plan Services, the Distributor, or their affiliates; (iv) certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf; (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors; (vi) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account.

Although an investor will not pay a front-end sales charge on Investor Class shares, Class I shares or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRA plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Please note that you may not use a Right of Accumulation to avoid being subject to the investment minimums of any class of shares.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT ("LOI")

Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any dis tribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Please note that you may not use a LOI to avoid being subject to the investment minimums of any class of shares.

CONTINGENT DEFERRED SALES CHARGE, INVESTOR CLASS AND CLASS A SHARES

In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1.00% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class and Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

Investor Class and Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Investor Class and Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders (QDROs) and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii ) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on o ther sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS C SHARES

A contingent deferred sales charge of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retireme nt plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systemat ic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C share s of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

PURCHASES AND REDEMPTIONS – ADDITIONAL INFORMATION

Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than th e record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a medallion signature guaranteed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as Funds may allow. Send your written request to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have their account number and Social Security or Taxpayer I.D. number available.

The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Purchases and redemptions for each class of shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

The NAV per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" above.) Shares of each Fund are redeemable at NAV, at the option of the Fund's shareholders.

MainStay Funds Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Funds with a certified Taxpayer I.D. number or such other tax-related certifications as the Funds may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Funds have requested) has been provided.

Certain of the Funds have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Fund may borrow up to 5.00% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5.00% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

REDEMPTION FEE

MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund will each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the rei nvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, Section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan.

Please contact MainStay Investments at 800-MAINSTAY (624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN

MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

PURCHASES IN KIND

Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor, if applicable. These transactions will be effected only if the Manager and Subadvisor, if applicable, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor, if applicable. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund follo wing receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay Fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

REDEMPTIONS IN KIND

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

The MainStay Group of Funds may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the MainStay Group of Funds; or (4) at any other time when the MainStay Group of Funds may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, Investor Class, Class A, Class C and Class I shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by New York Life Investments, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchang e may be made by either of the following methods: (1) writing MainStay Investments via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401; (2) writing MainStay Investments via overnight mail at The MainStay Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling MainStay Investments at 800-MAINSTAY (624-6782) (8:00 am to 6:00 pm Eastern time); or (4) by accessing your account via mainstayinvestments.com.

Generally, shareholders may exchange their Investor Class shares or Class A shares of a Fund for Investor Class shares or Class A shares of any other MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Investor Class shares or Class A shares of the MainStay Money Market Fund for Investor Class shares or Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable contingent deferred sales charge will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a contingent deferred sales charge. This means that exchanging shares that are subject to a contingent deferred sales charge into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the contingent deferred sales charge for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a contingent deferred sales charge for shares of the MainStay Money Market Fund and then redeems those shares, the contingent deferred sales charge will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the contingent deferred sales charge when ultimately redeemed without purchasing shares of another MainStay Fund.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer I.D. number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed, trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Tax Information" for information concerning the federal income tax treatment of a disposition of shares.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

CONVERSION PRIVILEGES

AUTOMATIC CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

A shareholder's Investor Class and Class A shares may be subject to automatic conversions between share classes as described below.

Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of a shareholder's Investor Class shares in any one Fund equals or exceeds the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, or if the shareholder has otherwise become eligible to invest in Class A shares, the shareholder's Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, shareholders may not aggregate the ir holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (discussed above) in order to qualify for this conversion feature. Please also note that if a shareholder's account balance falls below the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, after conversion to Class A shares or the shareholder no longer qualifies to hold Class A shares, the shareholder's account may be converted back to Investor Class shares.

Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of the shareholder's Class A shares in any one Fund is less than the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, or if the shareholder otherwise is no longer eligible to hold Class A shares, the shareholder's Class A shares of that Fund will be converted automatically into Investor Class shares.

The automatic conversions described above are based on the relative NAVs of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class A shares received by holders of Class P shares of any of the Epoch Funds in connection with the Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase, will not be subject to the automatic conversion feature described above.

VOLUNTARY CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

In addition to any automatic conversion features described above with respect to Investor Class and Class A shares, shareholders generally may also elect to convert shares on a voluntary basis into another share class of the same Fund for which the shareholder is eligible. However, the following limitations apply: (i) Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and (ii) all Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described above with respect to Investor Class and Class A shares.

An investor or an investor's financial intermediary may contact a Fund to request a voluntary conversion between share classes and the same Fund. Shareholders may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. If a shareholder fails to remain eligible for the new share class, the shareholder may automatically be converted back to the original share class. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

Shares of a Fund may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

TRADITIONAL IRAs. For 2010, an individual who has not attained age 70½ may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000 .

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,000 (or an additional $5,000 in the case of Spousal IRA), for tax year 2010, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deducti ble contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,000 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1000 for 2010.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (MAGI). If you or your spouse is an active participant, you must look at your Modified Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $55,000 and phased out at $65,000 (for 2010). The deduction threshold level if you are married and file a joint tax return is $89,000 and phased out at $109,000 (for 2010), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2010). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $167,000 and phased out at $176,000 (for 2010).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified hig her education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning after age 70½; failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2010, the Roth IRA, like the traditional IRA, is subject to a $5,000 ($10,000 for a married couple, $6,000 for individuals over age 50, and $12,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income betwe en $105,000 and $120,000 ($167,000 - $176,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substan tial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

GENERAL INFORMATION

Shares of a Fund are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services, may limit or delay the processing of transactions.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

Each Fund intends to elect and qualify annually to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any o ne issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requiremen t.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS — GENERAL

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of a Fund on the reinvestment date. Shareholders wi ll be notified annually as to the federal tax status of distributions.

The maximum individual tax rate on income from qualified dividends and long-term capital gains is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60-day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The reduced tax rate on long-term capital gains and qualified dividends is currently scheduled to expire after 2010 in the absence of further congressional action. After 2010, the long-term capital gains rate is currently scheduled to increase to 20% and qualified dividends are c urrently scheduled to be taxed at ordinary income tax rates. Since many of the stocks in which the Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

Distributions by a Fund reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from a n investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds currently have no capital loss carryforwards. The Funds cannot carry back or carry forward any net operating losses.

FUND	AVAILABLE THROUGH	CAPITAL LOSS AMOUNT (000's)
MainStay Global Choice Fund	2016	$1,567
	2017	6,773
MainStay Global Equity Yield Fund	2016	71,904
	2017	74,231
MainStay International Small Cap Fund	2016	47,303
	2017	66,764

DISPOSITIONS OF FUND SHARES

Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses , may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

Certain bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds p urchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES CONTRACTS, AND SIMILAR INSTRUMENTS

Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

The Rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulat ion, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

FOREIGN TAXES

Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. If the percentage of each Fund's total assets which will be invested in foreign stocks and securities is not more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

The MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund may each qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution th at is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. By February 15 of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 28%, in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report prop erly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

FOREIGN SHAREHOLDERS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

MainStay Funds Trust has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

VOTING RIGHTS

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Board Members can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Board Members will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND BOARD MEMBER LIABILITY FOR MAINSTAY FUNDS TRUST

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made again st any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise by subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

REGISTRATION STATEMENTS

This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

As of January 31, 2010, the Trustees and officers of MainStay Funds Trust as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2010, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2010 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

NAME OF FUND	TITLE OF CLASS	Name and Address of Beneficial Owner	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MAINSTAY EPOCH U.S. EQUITY FUND	INVESTOR CLASS	IGE FAMILY TRUST TTEE SEICHI C IGE FAMILY TRUST UA DTD 10/13/1999 1632 RANGE CT DIAMOND BAR, CA 91765-4318	192.9010	5.30%
		WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVENUE FLOOR 13 MINNEAPOLIS, MN 55402-2323	1,224.610	33.64%
		NEW YORK LIFE TRUST CO CUSTODIAN FOR THE IRA OF HOPE ELAINE MCDONALD 1144 W. LAREDO STREET CHANDLER, AZ 85224-3575	198.530	5.45%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,024.829	55.61%
	CLASS A	WELLS FARGO INVESTMENT LLC 625 MARQUETTE AVENUE FLOOR 13 MINNEAPOLIS, MN 55402-2323	3,306.3180	15.57%
		WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVENUE FLOOR 13 MINNEAPOLIS, MN 55402-2323	5,714.800	26.92%
		WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVENUE FLOOR 13 MINNEAPOLIS, MN 55402-2323	3,346.620	15.76%
		WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVENUE FLOOR 13 MINNEAPOLIS, MN 55402-2323	1,675.5470	7.89%
		NFS LLC FEBO FMTC TTEE EPOCH HOLDING CORP FBO THOMAS PERNICE 74 STONY HILL PATH SMITHTOWN, NY 11787-1137	2,778.789	13.08%
	CLASS C	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,022.9650	100.00%
MAINSTAY EPOCH GLOBAL CHOICE FUND	INVESTOR CLASS	CARLOS A. RAMIREZ TOD REGISTRATION ON FILE 214 BIENVILLE DRIVE GRETNA, LA 70056-7309	198.2460	9.55%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,877.9520	90.45%
	CLASS C	AMERITRADE INC FBO 7774799291 P.O. BOX 2226 OMAHA, NE 68103-2226	188.8770	9.15%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,876.2140	90.85%
	CLASS I	NEW YORK LIFE INSURANCE COMPANY MAINSTAY MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	396,439.3420	10.23%
		NEW YORK LIFE INSURANCE COMPANY MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	266,195.6220	6.87%
		NEW YORK LIFE INSURANCE COMPANY MAINSTAY GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	281,667.200	7.27%
		NEW YORK LIFE INSURANCE COMPANY MAINSTAY VP GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE ATTN: EIG GROUP ATTN: M. GOODMAN NEW YORK, NY 10010-1610	313,924.6850	8.10%
		NEW YORK LIFE INSURANCE COMPANY MAINSTAY VP MODERATE GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE ATTN: EIG GROUP ATTN: M. GOODMAN NEW YORK, NY 10010-1610	484,397.7830	12.50%
		NEW YORK LIFE INSURANCE COMPANY MAINSTAY VP MODERATE ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE ATTN: EIG GROUP ATTN: M. GOODMAN NEW YORK, NY 10010-1610	327,762.7960	8.45%
		TIDEMANN TRUST COMPANY ATTN: TRUST DEPARTMENT 1201 N. MARKET STREET, SUITE 1406 WILMINGTON, DE 19804-1163	486,431.3430	12.55%
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND	INVESTOR CLASS	NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF JOAN W. BLACKMAN 30 S. WASHINGTON STREET NORTH EAST, PA 16428-1517	287.1960	13.32%
		NEW YORK LIFE INVESTMENT MGMT. ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,868.7570	86.68%
	CLASS A	NATIONWIDE INSURANCE COMPANY QPVA C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	281,739.2830	16.02%
		NATIONWIDE TRUST COMPANY C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	1,219,679.0030	69.37%
	CLASS C	MS&CO C/F WILLIAM B. ELLIOTT IRA ROLLOVER DATED 10/17/06 59 BURROUGHS STREET BOSTON, MA 02130-4018	3,697.8370	10.42%
		MS&CO FBO THOMAS HUMMEL 45 ORCHARD ROAD ASHLAND, MA 01721-1487	2,958.1920	8.33%
		CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH, 7TH FLOOR 333 WEST 34TH STREET NEW YORK, NY 10001-2402	22,611.1130	63.69%
		NEW YORK LIFE INVESTMENT MGMT. ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,867.2240	5.26%
	CLASS I	GENWORTH FINANCIAL TRUST CO FBO GENWORTH FINANCIAL WEALTH MGMT AND MUTUAL CLIENTS/fbo OTHER CUST. CLIENTS 3200 N. CENTRAL AVENUE, FLOOR 7 PHOENIX, AZ 85012-2469	15,661,317.6150	55.71%
		CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS DEPARTMENT TEAM M 333/08-402 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,924,038.1440	13.96%
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MGMT. ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,551.4650	27.60%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF LEONARD D. GOODMAN 16 JENNESS ROAD BROOKLINE, MA 02446-2364	802.8930	14.28%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE ROTH IRA OF DAVID A. REMMETTER 4077 CHATFIELD AVENUE BATON ROUGE, LA 70808-1610	322.7890	5.74%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE ROTH IRA OF WAYNE D. LANGSTON 5909 CHARTER OAKS DRIVE CASTRO VALLEY, CA 94552-1679	547.1490	9.73%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE ROTH IRA OF SUSAN GOODMAN 16 JENNESS ROAD BROOKLINE, MA 02446-2364	424.1850	7.55%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE ROTH IRA OF NANCY A. LANGSTON 5909 CHARTER OAKS DRIVE CASTRO VALLEY, CA 94552-1679	479.9720	8.54%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE ROTH IRA OF SUSAN GOODMAN 16 JENNESS ROAD BROOKLINE, MA 02446-2364	641.0260	11.40%
	CLASS A	NFS LLC FEBO ACCSCT 2101 WILSON BOULEVARD, SUITE 302 ARLINGTON, VA 22201-3062	13,026.9280	6.40%
	CLASS C	LPL FINANCIAL SERVICES A/C 2907-7050 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121-1968	331.5250	17.60%
		NEW YORK LIFE INVESTMENT MGMT. ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,551.4650	82.34%
	CLASS I	GENWORTH FINANCIAL TRUST CO FBO GENWORTH FINANCIAL WEALTH MGMT AND MUTUAL TS 3200 N. CENTRAL AVENUE, FLOOR 7 PHOENIX, AZ 85012-2468	7,469,248.4270	70.31%
		CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS DEPARTMENT TEAM M 333/08-402 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	769,492.3700	7.24%

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Declaration of Trust

(1)	Certificate of Trust as filed with the State of Delaware on April 28, 2009 – Previously filed as Exhibit (a)(1) to Registrant’s Initial Registration Statement on Form N-1A*

(2)	Declaration of Trust dated April 8, 2009 – Previously filed as Exhibit (a)(2) to Registrant’s Initial Registration Statement on Form N-1A*

(b)	By-Laws of the Registrant dated April 8, 2009 – Previously filed as Exhibit (b) to Registrant’s Initial Registration Statement on Form N-1A*

(c)	Instruments Defining Rights of Security Holders

(1)
The Registrant does not issue Certificates.  See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Declaration of Trust of the Registrant.  See Above.  See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and Reports” of Registrant’s Bylaws.  See Above.

(d)	Investment Advisory Contracts

(1)
Form of Management Agreement between the Registrant and New York Life Investment Management LLC dated [__], 2009 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

a.	Form of Expense Limitation Agreement dated [__], 2009 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(2)
Form of Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated [__], 2009 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(e)	Underwriting Contracts

(1)	Form of Distribution Agreement between the Registrant and NYLIFE Distributors, Inc. – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(2)	Form of Soliciting Dealer Agreement – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(f)	Bonus or Profit Sharing Contracts – Inapplicable

(g)	Custodian Agreements

(1)	Master Custodian Agreement with Investors Bank & Trust Company dated June 30, 2005 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

a.
Extension Agreement (with regard to Master Custodian Agreement) with State Street Bank & Trust Company dated January 31, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

b.
Form of Amendment to Master Custodian Agreement with State Street Bank & Trust Company dated [__], 2009 to add the Registrant as a party to the Agreement – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(2)	Master Delegation Agreement with Investors Bank & Trust Company dated June 30, 2005 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

a.
Form of Amendment to Master Delegation Agreement with State Street Bank & Trust Company dated [__], 2009 to add the Registrant as a party to the Agreement  – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(h)	Other Material Contracts

(1)	Transfer Agency Agreements

a.
Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

i.
Form of Amendment to Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated [__], 2009 to add the Registrant as a party to the Agreement – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

b.
Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. dated October 1, 2005 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

i.
Amendment to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

ii.
Form of Amendment to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. dated [__], 2009 to add the Registrant as a party to the Agreement – To be filed by Amendment

(2)	Sub-Accounting and Sub-Administration Agreements

a.
Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company dated June 30, 2005 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

i.
Extension Agreement (with regard to Master Fund Sub-Accounting and Sub-Administration Agreement) between New York Life Investment Management LLC and State Street Bank & Trust Company dated January 31, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

ii.
Form of Amendment to Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and State Street Bank & Trust Company dated [__], 2009 to add the Registrant as a party to the Agreement – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(3)	Shareholder Service Plans

a.	Shareholder Service Plan for Class R1 shares – To be filed by amendment

b.	Shareholder Service Plan for Class R2 shares – To be filed by amendment

c.	Shareholder Service Plan for Class R3 shares – To be filed by amendment

(4)	Form of Indemnification Agreement – To be filed by amendment

(i)	Opinion of counsel with respect to the legality of the securities being registered – Filed herewith

(j)	Other Opinions

(1)	Consent of Independent Registered Public Accounting Firm - Filed herewith

(k)	Omitted Financial Statements – Inapplicable

(l)	Initial Capital Agreements – Inapplicable

(m)	Rule 12b-1 Plan

(1)
Form of Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Registrant – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(2)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Registrant – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(3)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Registrant – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(4)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Registrant – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(5)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Registrant – To be filed by amendment

(6)	Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Registrant – To be filed by amendment

(7)	Form of Plan of Distribution Pursuant to Rule 12b-1 for the Sweep Shares Class of the Registrant – To be filed by amendment

(n)	Rule 18f-3 Plan

(1)	Form of Multiple Class Plan Pursuant to Rule 18f-3 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(o)	Reserved

(p)	Codes of Ethics

(1)	Code of Ethics of Registrant – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(2)	Code of Ethics of New York Life Investment Management Holdings LLC – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(3)	Code of Ethics of Epoch Investment Partners, Inc. – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(4)	Code of Ethics of MacKay Shields LLC – To be filed by amendment

(5)	Code of Ethics of Institutional Capital LLC – To be filed by amendment

(6)	Code of Ethics of Markston International LLC – To be filed by amendment

(7)	Code of Ethics of Madison Square Investors LLC – To be filed by amendment

(8)	Code of Ethics of NYLIFE Distributors LLC – To be filed by amendment

Other Exhibits

(1)	Powers of Attorney – Previously filed as Exhibit (1) to Registrant’s Initial Registration Statement on Form N-1A*

_______________
* Incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including MainStay Funds Trust (the “Registrant”). Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article VII of Registrant's Declaration of Trust states as follows:

Section 3. Indemnification.

(a)           For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)           Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)           every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)           every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii)           every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c)           Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d)           No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e)           With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)           by the court or other body before which the Proceeding was brought;

(ii)           by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)           by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f)           The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)           Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC ("New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: MainStay Funds Trust, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of New York Life Investments is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of New York Life Investments is 51 Madison Avenue, New York, NY 10010.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Gary E. Wendlandt	Chairman; Chairman of the Board; Chairman of the Compensation Committee; Member of the Audit Committee
Vice Chairman of the Board and Chief Investment Officer of New York Life Insurance Company; Chairman, Chairman of the Board and Chairman of the Compensation Committee of New York Life Investment Management Holdings LLC; Chairman of the Board, Chairman and President and Member of the Executive Committee of NYLIFE LLC; Principal Director and Member of the Audit Committee of Fianzas Monterrey, S.A.; Second Vice Chairman of Maxima S.A. AFJP; Vice Chairman in charge of Investment and Finance of New York Life Insurance and Annuity Corporation; Manager, Executive Vice President and Member of the Audit and Compensation Committees, and Chairman of Investment Committee of New York Life International LLC; Manager of NYL Executive Benefits LLC; Principal Director and Member of the Audit Committee of Seguros Monterrey New York Life, S.A. de C.V.; Manager and Member of the Audit Committee and Compensation Committee of Institutional Capital LLC, Madison Capital Funding LLC, MacKay Shields LLC, Madison Square Investors LLC  and McMorgan &Company LLC; Manager and Member  of the Compensation Committee of NYLCAP Manager LLC; Director of Jacob Ballas Capital India Pvt., Ltd.; and Director of NYLINK Insurance Agency Incorporated; Vice Chairman in charge of Investment &Finance, NYLIFE Insurance Company of Arizona; Second Vice Chairman and Second Vice President of HSBC New York Life Seguros de Vida (Argentina) S.A. and HSBC New York Life Seguros de Retiro (Argentina) S.A.; Member of the Valuation Sub-Committee of Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., MainStay VP Series Fund, Inc., MainStay Funds Trust and the MainStay Funds

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
John Y. Kim	Manager; President and Chief Executive Officer
Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Manager, Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the Compensation Committee, Madison Capital Funding LLC and McMorgan & Company LLC; Manager, Member of the Audit Committee and Chairman of the Compensation Committee, MacKay Shields LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the  Compensation Committee, NYLCAP Manager LLC, McMorgan & Company LLC, Madison Square Investors LLC and Institutional Capital LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation; Trustee of Eclipse Funds, MainStay Funds Trust and the MainStay Funds; Director of Eclipse Funds Inc., ICAP Funds, Inc. and MainStay VP Series Fund, Inc.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Frank J. Ollari	Executive Vice President
Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of NYLCAP Manager LLC; Director of NYLIM Real Estate Inc.; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Manager of Madison Capital Funding LLC

David G. Bedard	Senior Managing Director; Chief Financial Officer	Senior Managing Director and Chief Financial Officer of New York Life Investment Management Holdings LLC; Senior Managing Director and Chief Financial Officer of NYLIFE Distributors LLC
Stephen P. Fisher	Senior Managing Director; Chief Marketing Officer
Manager, President and Chief Operating Officer of NYLIFE Distributors LLC; Chairman of the Board of NYLIM Service Company; President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Series Fund, Inc., ICAP Funds, Inc. and MainStay Funds Trust

Alison H. Micucci	Senior Managing Director	Senior Vice President of New York Life Insurance Company.
Susan L. Paternoster	Senior Managing Director; Head of Information Technology	None

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
George S. Shively	Senior Managing Director; General Counsel; Secretary
Senior Managing Director, General Counsel and Secretary of New York Life Investment Management Holdings LLC; Senior Vice President and Associate General Counsel of New York Life Insurance Company; Assistant Secretary of Institutional Capital LLC, Secretary of MacKay Shields LLC and Assistant Secretary of Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC

Jefferson C. Boyce	Senior Managing Director
Director and Member of the Executive, and Management and Investment Committees of New York Life Trust Company; Senior Managing Director - New York Life Relationship Management of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company; Senior Vice President – Investments of New York Life Foundation

Thomas A. Clough	Senior Managing Director
Chairman of the Board and Member of the Examining and Audit Committee and Chairman of the Management and Investment Committee of New York Life Trust Company; Senior Managing Director - Retirement Services of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

Allan Dowiak	Senior Managing Director	None
Anthony R. Malloy	Senior Managing Director	Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Senior Vice President of NYLIFE Insurance Company of Arizona

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Donald A. Salama	Senior Managing Director	Senior Managing Director
John E. Schumacher	Senior Managing Director
Manager and Chief Executive Officer of NYLCAP Manager LLC; Principal of New York Life Capital Partners II, L.L.C.; Director of NYLCAP Holdings (Mauritius); Chief Executive Officer of New York Life Capital Partners III Genpar GP, LLC; Principal of New York Life Capital Partners L.L.C.; Chief Executive Officer of NYLIM Mezzanine GenPar GP, LLC; Chief Executive Officer of NYLCAP Mezzanine Partners III GenPar GP, LLC;  Sole Director and Chief Executive Officer of NYLCAP III RBG Corp. and NYLCAP III-A RBG Corp.; Manager of NYLIM-JB Asset Management Co. (Mauritius) LLC and Director of NYLIM- Jacob Ballas Asset Management Co. III (Mauritius) LLC

Richard C. Schwartz	Senior Managing Director	Investment Officer of New York Life Trust Company; Senior Vice President of New York Life Insurance Company
Mark W. Talgo	Senior Managing Director
President and Member of the Investment Committee of NYLIM Fund II GP, LLC; Director and President of NYLIM Real Estate Inc.; Executive Vice President of McMorgan & Company LLC; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Director of NYL Management Limited

Julia A. Warren	Senior Managing Director and Chief Risk Officer	Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Co.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
John C. Siciliano	Manager, Senior Managing Director and Head of Investment Boutiques
Manager and Senior Managing Director of New York Life Investment Management Holdings LLC; Manager and member of the Audit Committee of NYLIFE Distributors LLC; Manager and Member of the Compensation Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC, McMorgan & Company LLC and NYLCAP Manager LLC

Sara L. Badler	Senior Managing Director and Head of Legal and Compliance	Senior Managing Director and Chief Compliance Officer of New York Life Investment Management Holdings LLC
Drew E. Lawton	Senior Managing Director	None

MacKay Shields LLC ("MacKay Shields") acts as the subadvisor for certain series of the following open-end registered management investment companies:  Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc.

Certain information on each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee.  The address of MacKay Shields is 9 West 57th Street, New York, NY 10029.

NAME	POSITION(S) WITH MACKAY SHIELDS LLC	OTHER BUSINESS
Osbert M. Hood	Chairman of the Board, Chairman and Chief Executive Officer	None
Lucille Protas	Senior Managing Director, Chief Operating Officer and Treasurer	Executive Vice President of New York Life Trust Company
Gary L. Goodenough	Senior Managing Director	None
Ellen Metzger	Senior Managing Director and General Counsel	None
J. Matthew Philo	Senior Managing Director	None
Rupal J. Bhansali	Senior Managing Director	Senior Vice President, NY Life Insurance and Annuity Corporation
Edward Silverstein	Managing Director	None
Rene Bustamante	Managing Director and Chief Compliance Officer	None
Michael Corker	Managing Director and Chief Financial Officer	None
Robert DiMella	Senior Managing Director	None
John Loffredo	Senior Managing Director	None
Maureen M. McFarland	Senior Managing Director	None
James A. Ramsay	Senior Managing Director	None
Dan C. Roberts	Senior Managing Director	None
Jae S. Yoon	Senior Managing Director	None
Byron H. Spivack	Managing Director and Deputy General Counsel	None
Louis N. Cohen	Managing Director	None
David Dowden	Managing Director	None
Luann P. Gilhooly	Managing Director	None
Therese M. Hernandez	Managing Director	None

Kirk Hashevaroff	Managing Director	None
Michael J. Kimble	Managing Director	None
Steven H. Rich	Managing Director	None
Virginia E. Rose	Managing Director	None
Michael A. Snyder	Managing Director	None
Gregory M. Spencer	Managing Director	None
Denise M. Spillane	Managing Director	None
Brian Stewart	Managing Director	None
Andrew M. Susser	Managing Director	None
Taylor B. Wagenseil	Managing Director	None
James S. Wolf	Managing Director	None

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the following open-end registered management investment companies: MainStay Funds Trust, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of Epoch is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of Epoch is 640 Fifth Avenue, 18th Floor, New York, New York 10019.

NAME	POSITION(S) WITH EPOCH / PRINCIPAL OCCUPATION
Adam Borak	Chief Financial Officer
J. Philip Clark	Executive Vice President
David N. Pearl	Executive Vice President
Timothy T. Taussig	President and Chief Operating Officer
William W. Priest	Managing Director, Chief Executive Officer and Chief Investment Officer

ITEM 32. PRINCIPAL UNDERWRITERS

a. NYLIFE Distributors LLC acts as the principal underwriter for:

Eclipse Funds Inc. (File No. 33-36962)
Eclipse Funds (File No. 33-08865)
ICAP Funds, Inc. (File No. 33-86006)
MainStay Funds Trust (File No. 333-160918)
MainStay VP Series Fund, Inc. (File No. 2-86082)
The MainStay Funds (File No. 33-02610)
NYLIAC Variable Universal Life Separate Account I
NYLIAC Multi-Funded Annuity Separate Account I
NYLIAC Multi-Funded Annuity Separate Account II
NYLIAC Variable Annuity Separate Account I
NYLIAC Variable Annuity Separate Account II
NYLIAC Variable Annuity Separate Account III
NYLIAC Variable Life Insurance Separate Account
NYLIAC Corporate Sponsored Variable Universal Life Separate Account I
NYLIAC Institutionally Owned Life Insurance Separate Account

b.  The Directors and Officers of NYLIFE Distributors LLC are as follows:

NAME	POSITION(S) WITH NYLIFE DISTRIBUTORS LLC	OTHER BUSINESS

John Y. Kim	Chairman of the Board and Chief Executive Officer	None

Christopher O. Blunt	Manager and Executive Vice President, Retirement Income Security	None

John A. Cullen	Manager and Chairman of the Audit Committee	None

Stephen P. Fisher	Manager, President and Chief Operating Officer	President

Barry A. Schub	Manager	None

Scott L. Berlin	Executive Vice President, Life Distribution	None

Robert J. Hebron	Executive Vice President, Executive Benefits	None

John R. Meyer	Executive Vice President, Retirement Income Security	None

John Santaguida	Executive Vice President, McMorgan Distribution	None

Jefferson C. Boyce	Senior Managing Director, New York Life Relationship Management	None

Thomas A. Clough	Senior Managing Director, Retirement Services	None

Barbara McInerney	Senior Managing Director, Compliance	None

NAME	POSITION(S) WITH NYLIFE DISTRIBUTORS LLC	OTHER BUSINESS

Donald A. Salama	Senior Managing Director, Retirement Services	None

David L. Bangs	Managing Director, NYLCAP Institutional Sales	None

Michael D. Coffey	Senior Managing Director, Retirement Income Security	None

Philip L. Gazzo	Managing Director, Retirement Income Security	None

Mark A. Gomez	Managing Director and Chief Compliance Officer	None

David G. Bedard	Senior Managing Director and Chief Financial Officer	None

Joseph J. Henehan	Managing Director, Retirement Services	None

Marguerite E. H. Morrison	Managing Director and Secretary	Chief Legal Officer and Secretary

Christopher V. Parisi	Managing Director, Retirement Income Security	None

Amanda Parness	Managing Director, Institutional Sales	None

Steven Sexeny	Managing Director, Madison Square Investors Institutional Products Distribution	None

Stephen Fiacco	Managing Director, Retirement Income Security	None

John C. Siciliano	Manager and Member of Audit Committee	None

Rebekah M. Mueller	Managing Director, Retirement Services	None

Penny Nelson	Manager and Managing Director, Operations	None

Mark S. Niziak	Managing Director, Retirement Services	None

c. Inapplicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, New York Life Investment Management LLC and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's transfer agent are maintained by NYLIM Service Company LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900.

ITEM 34. MANAGEMENT SERVICES.

Inapplicable.

ITEM 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment No. 6 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 23rdday of February, 2010.

MAINSTAY FUNDS TRUST

By: /s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 2010.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Susan B. Kerley*	Trustee and Chairman of the Board
Susan B. Kerley

/s/ John Y. Kim*	Trustee
John Y. Kim

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Peter Meenan*	Trustee
Peter Meenan

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Roman L. Weil*	Trustee
Roman L. Weil

/s/ John A. Weisser*	Trustee
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

*By: /s/ Marguerite E.H. Morrison
Marguerite E.H. Morrison
As Attorney-in-Fact

* Pursuant to Powers of Attorney filed as Exhibit (1) to the Registrant’s Initial Registration Statement on Form N-1A.